                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                           Wyndham International, Inc.
                (Name of Registrant As Specified in its Charter)

    -------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:______

     (2)  Aggregate number of securities to which transaction applies: ________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $___________

     (4)  Proposed maximum aggregate value of transaction: $___________

     (5)  Total fee paid: $___________

[ ]  Fee paid previously with preliminary materials:  $_____________
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:  $___________________

     (2)  Form, Schedule or Registration Statement No.: _______________________
                                                        -
     (3)  Filing Party: _______________________________________________________

     (4)  Date Filed:___________________________________

                          WYNDHAM INTERNATIONAL, INC.
                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas 75207

                               -----------------

             NOTICE OF THE 2002 ANNUAL MEETING OF OUR STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 2002

To Our Stockholders:

   You are cordially invited to attend the 2002 annual meeting of our stockholders at The Wyndham Anatole, located at 2201 Stemmons Freeway, Dallas, Texas 75207, on June 11, 2002, at 10:00 a.m. Dallas time, for the following purposes:

   (1) To elect seven directors to our board of directors, consisting of three class A directors, three class B directors and one class C director, to serve until the 2003 annual meeting of our stockholders or until their respective successors are duly elected and qualified.

   (2) To consider and approve proposed amendments to our restated certificate of incorporation to enable us to effect a reverse stock split of our outstanding class A common stock by a ratio of between one-for-two and one-for-ten. Our board of directors would retain discretion to elect to implement one of the proposed amendments, or to elect not to implement any of them.

   (3) To ratify the appointment of PricewaterhouseCoopers LLP as our independent auditors for the 2002 fiscal year.

   (4) To transact any other business as may properly come before the annual meeting or any adjournments thereof.

   All of the above matters are more fully described in the accompanying proxy statement. Our board of directors has established the close of business on April 19, 2002 as the record date for determining the stockholders entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

   We urge you, whether or not you plan to attend the annual meeting, to sign, date and mail the enclosed proxy card in the envelope provided. If you have previously submitted a proxy and attend the annual meeting in person, you may revoke the proxy and vote in person on all matters submitted at the annual meeting.

                                          By order of our Board of Directors,

                                          Fred J. Kleisner
                                          Chairman of the Board of Directors
                                            and Chief Executive Officer

__________, 2002
Dallas, Texas

                          WYNDHAM INTERNATIONAL, INC.
                       1950 Stemmons Freeway, Suite 6001
                              Dallas, Texas 75207

                               -----------------

                                PROXY STATEMENT

                               -----------------

                    2002 ANNUAL MEETING OF OUR STOCKHOLDERS
                          TO BE HELD ON JUNE 11, 2002

                                                               __________, 2002

                                 INTRODUCTION

   The board of directors of Wyndham International, Inc., a Delaware corporation, hereby solicits your proxy on our behalf for use at the 2002 annual meeting of our stockholders and at any postponements or adjournments of the annual meeting. The annual meeting will be held at The Wyndham Anatole, located at 2201 Stemmons Freeway, Dallas, Texas 75207, on June 11, 2002, at 10:00 a.m. Dallas time. Unless otherwise indicated in this proxy statement or the context otherwise requires, all references in this proxy statement to "Wyndham," the "Company," "we," "our" or "us" refer to Wyndham International, Inc.

   At the annual meeting, the following matters will be considered:

   (1) The election of seven directors to our board of directors, consisting of three class A directors, three class B directors and one class C director, to serve until the 2003 annual meeting of our stockholders or until their respective successors are duly elected and qualified.

   (2) The consideration and approval of proposed amendments to our restated certificate of incorporation to enable us to effect a reverse stock split of our outstanding class A common stock by a ratio of between one-for-two and one-for-ten. Our board of directors would retain discretion to elect to implement one of the proposed amendments, or to elect not to implement any of them.

   (3) The ratification of the appointment by our board of directors of PricewaterhouseCoopers LLP as our independent auditors for the 2002 fiscal year.

   (4) The transaction of any other business as may properly come before the annual meeting or any adjournments thereof.

   Our board of directors recommends that you vote FOR the election as directors of the nominees named in this proxy statement, FOR the proposed amendments to our restated certificate of incorporation and FOR the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors for the 2002 fiscal year.

   Our principal executive office is located at 1950 Stemmons Freeway, Suite 6001, Dallas, Texas 75207, our telephone number is (214) 863-1000. We expect to mail this proxy statement and the accompanying proxy on or about __________, 2002.

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

                            RECORD DATE AND VOTING

Record Date

   Our board of directors has established the close of business on April 19, 2002 as the record date for determining the holders of voting securities entitled to notice of, and to vote at, the annual meeting. On the record date, we had outstanding and entitled to vote _________ shares of our class A common stock, par value $0.01 per share, and ________ shares of our series B convertible preferred stock, par value $0.01 per share.

Voting Rights, Quorum and Required Vote

   Voting Rights. Only our class A common stockholders are entitled to vote on the election of our class A directors and only our series B preferred stockholders are entitled to vote on the election of our class B directors. Our class A common stockholders and our series B preferred stockholders are entitled to vote together as a single class on the election of our class C director, on the proposed amendments to our restated certificate of incorporation, on the proposal to ratify the appointment of our auditors and on any other matter that may properly come before the annual meeting. In addition, our class A common stockholders are entitled to vote as a separate class on the proposed amendments to our restated certificate of incorporation. Each share of our class A common stock is entitled to one vote and each share of our series B preferred stock is entitled to 11.6414 votes. Consequently, a total of ________ votes may be cast by our class A common stockholders and a total of _________ votes may be cast by our series B preferred stockholders.

   Quorum. A majority of the outstanding shares of our class A common stock, represented in person or by proxy, will constitute a quorum for purposes of electing our class A directors and for purposes of the separate class vote of our class A common stockholders on the approval of the proposed amendments to our restated certificate of incorporation, and a majority of the outstanding shares of our series B preferred stock, represented in person or by proxy, will constitute a quorum for purposes of electing our class B directors. With respect to election of our class C director, the approval of the proposed amendments to our restated certificate of incorporation, the ratification of the appointment of our auditors and any other matter that may be presented at the annual meeting, stockholders holding shares of our capital stock representing a majority of the votes entitled to be cast on these matters will constitute a quorum.

   Shares that are represented at the annual meeting but abstain from voting on any or all matters and shares that are "broker non-votes" (i.e., shares held by brokers or nominees that are represented at the annual meeting but with respect to which the broker or nominee does not have discretionary power to vote on a particular matter and has received no instructions from the beneficial owners thereof or persons entitled to vote thereon) will be counted in determining whether a quorum is present at the annual meeting.

   Required Vote for Election of Directors. Our directors will be elected by a plurality of votes cast that are entitled to vote on the election of such director. Any abstentions will be disregarded and will have no effect on the outcome of the election of our directors.

   Required Vote for Proposed Amendments to Our Restated Certificate of Incorporation. The affirmative vote of a majority of the total votes represented by the outstanding shares of our class A common stock and series B preferred stock, voting together as a combined class, and the affirmative vote of a majority of the outstanding shares of our class A common stock, voting as a separate class, are required to approve the proposed amendments to our restated certificate of incorporation to effect a reverse stock split of our class A common stock. Abstentions on such proposal will have the effect of a negative vote with respect to such proposal.

   Required Vote for Ratification of Auditors. The affirmative vote of a majority of the total votes represented by the shares of our class A common stock and our series B preferred stock present, in person or by

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

proxy, and entitled to vote on such matter is required to ratify the appointment by our board of directors of PricewaterhouseCoopers LLP as our auditors for the current fiscal year. Consequently, an abstention from voting on the proposal will have the effect of a negative vote with respect to such proposal.

Proxies

   Each executed and returned proxy will be voted according to the directions indicated on that proxy. If no direction is indicated, the proxy will be voted according to the recommendations of our board of directors contained in this proxy statement.

   Our board of directors does not intend to present, and has no information that others will present, any business at the annual meeting that requires a vote on any other matter. If any other matter requiring a vote properly comes before the annual meeting, the proxyholders will vote the proxies that they hold in accordance with their best judgment, including voting them to adjourn the annual meeting to another time if a quorum is not present at the annual meeting or if they believe that an adjournment is in our best interests.

   You have the power to revoke your proxy at any time before the shares it represents are voted. A revocation will be effective upon receipt, at any time before the annual meeting is called to order, by our secretary of either (i) an instrument revoking your proxy or (ii) a proxy duly executed by you bearing a later date than the preceding proxy. Additionally, you may change or revoke a previously executed proxy by voting in person at the annual meeting.

Solicitation Agent and Certain Reimbursements

   We will bear the cost to solicit proxies. We have retained DF King & Co., Inc., or DF King, to solicit proxies for the annual meeting. DF King may solicit proxies from our stockholders and other persons in person or by mail, facsimile transmission, telephone, or any other means. We will pay DF King a fee of $5,000 and reimburse it for its out-of-pocket expenses in connection with this solicitation. We will also reimburse banks, brokers, custodians, fiduciaries, nominees, securities dealers, trust companies and other persons for the reasonable expenses that they incur when forwarding this proxy statement and the accompanying materials to the beneficial owners of shares of our class A common stock and our series B preferred stock. Our directors and officers also may solicit proxies from our stockholders and other persons by any of the means described above. We will not pay these directors and officers any extra compensation for participating in this solicitation.

                                  PROPOSAL 1
                             ELECTION OF DIRECTORS

General

   Our board of directors currently consists of nineteen directors, who are divided into the following classes: (i) the class A directors, consisting of eight directors, (ii) the class B directors, consisting of eight directors, and
(iii) the class C directors, consisting of three directors. Each of these classes of directors is further divided into three classes by term of office. The class A directors consist of three class A-I directors, two class A-II directors and three class A-III directors. The class B directors consist of two class B-I directors, three class B-II directors and three class B-III directors. The class C directors consist of one class C-I director, one class C-II director and one class C-III director. The terms of the current class A-I, class A-II, class B-I, class B-II, class C-I and class C-II directors will expire at the 2003 annual meeting of our stockholders. The terms of our current class A-III, class B-III and class C-III directors will expire at the 2002 annual meeting. At the 2002 annual meeting, the directors who are elected to succeed the current class A-III, class B-III and class C-III directors will be elected for a one-year term. At each annual meeting beginning in 2003, successors to the directors whose terms expire at that annual meeting will be elected for a one-year term.

   At the annual meeting, the following six nominees are to be considered for election to a term of one year that expires at the annual meeting of our stockholders to be held in 2003: (i) class A-III directors-Karim Alibhai, Milton Fine and Susan T. Groenteman, (ii) class B-III directors-Thomas H. Lee, Alan H. Leventhal and William L. Mack and (iii) class C-III director-Stephen T. Clark. In accordance with our restated certificate of incorporation, the nominees for class A-III directors have been nominated by our class A director nominating committee, the nominees for class B-III directors have been nominated by a majority of our class B directors, and the nominee for class C-III director has been nominated by a majority of our class C directors.

   Our board of directors recommends that you vote "FOR" the election of the nominees named in this proxy statement. See "--Nominees" below. The twelve remaining directors, whose terms of office expire in 2003, will continue to serve after the annual meeting until their respective terms of office expire or their successors are duly elected and qualified. See "--Other Directors" below.

Nominees

  Class A-III Directors

   Karim Alibhai has served as one of our directors since October 1997. Mr. Alibhai previously served as our President and Chief Operating Officer from October 1997 until his resignation on June 30, 1999. Before joining us in October 1997, Mr. Alibhai served as President and Chief Executive Officer of the Gencom Group, an affiliated group of companies that acquired, developed, renovated, leased, and managed hotel properties in the United States and Canada through Gencom American Hospitality. Mr. Alibhai holds a B.A. from Rice University. Mr. Alibhai is 38 years old.

   Milton Fine has served as one of our directors since June 1998. Mr. Fine co-founded Interstate Hotels Company in 1961 and served as its Chairman of the Board before our acquisition of it in June 1998. Mr. Fine also served as the Chief Executive Officer of Interstate Hotels Company through March 1996. Mr. Fine serves as a member of the Advisory Board of Greenwich Street Capital Partners, Inc. Mr. Fine also serves as a life trustee of the Carnegie Institute and Chairman of the Board of the Carnegie Museum of Art. In addition, he serves as a member of the Board of Directors of the Andy Warhol Museum in Pittsburgh, Pennsylvania and as a member of the Board of Directors of the Norton Museum of Art in Palm Beach, Florida. Mr. Fine is a magna cum laude graduate and also holds a J.D. from the University of Pittsburgh. Mr. Fine is 75 years old.

   Susan T. Groenteman has served as one of our directors since January 1998. Ms. Groenteman was nominated pursuant to the terms of a voting agreement between us and certain entities affiliated with Mr. and Mrs. Trammell Crow. Ms. Groenteman served as a director of Wyndham Hotel Corporation, one of our subsidiaries, from April 1996 to January 1998. Ms. Groenteman is a member of the Board of Directors and Chief Investment Officer of Crow Holdings, an investment company managing investments in a variety of real estate related businesses, along with other industries and financial assets, a position she has held since 1988. In any given year within the past five years, Ms. Groenteman has served as an executive officer or director in over 1,000 partnerships (or affiliates of partnerships) or corporations. Ms. Groenteman holds a Bachelor of Business Administration from the University of Texas at Arlington. Ms. Groenteman is 48 years old.

  Class B-III Directors

   Thomas H. Lee has served as one of our directors since June 1999. He founded Thomas H. Lee Company in 1974 and since that time has served as its President. From 1966 through 1974, Mr. Lee was employed by First National Bank of Boston where he directed the bank's high technology lending group from 1968 to 1974 and became a Vice President in 1973. Before 1966, he served as a securities analyst in the institutional research department of L.F. Rothschild & Co. in New York. Mr. Lee serves or has served as a director of numerous public and private corporations, including Finlay Enterprises, Inc., Metris Companies, Inc., Vail Resorts, Inc., Tucker Anthony Sutro, General Nutrition Companies, Inc., Playtex Products, Inc., Safelite Glass Corp. and Snapple Beverage Corp. In addition, Mr. Lee serves as a trustee or overseer of a number of civic and charitable organizations including, in Boston, Beth Israel Deaconess Medical Center, Brandeis University, Harvard University and the Museum of Fine Arts, as well as, in New York City, the Lincoln Center for the Performing Arts, Mount Sinai-NYU Medical Center and the Whitney Museum of American Art. Mr. Lee is a 1965 graduate of Harvard College. Mr. Lee is 58 years old.

   Alan M. Leventhal has served as one of our directors since June 1999. Mr. Leventhal is Chairman and CEO of Beacon Capital Partners. Previously, Mr. Leventhal served as President and Chief Executive Officer of Beacon Properties Corporation, a publicly traded real estate investment trust. Mr. Leventhal received his Bachelor's degree in Economics from Northwestern University in 1974 and his Master of Business Administration from the Amos Tuck School of Business Administration at Dartmouth College in 1976. Mr. Leventhal has lectured at the Amos Tuck School of Business Administration at Dartmouth College and the Massachusetts Institute of Technology Center for Real Estate. Mr. Leventhal has been awarded the Realty Stock Review's "Outstanding CEO Award" for 1996, 1997 and 1998, and the Commercial Property News' "Office Property Executive of the Year" for 1996. Mr. Leventhal is 49 years old.

   William L. Mack has served as one of our directors since June 1999. Mr. Mack is a founding principal and managing partner of Apollo Real Estate Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds. Beginning in 1969, Mr. Mack served as Managing Partner of the Mack Company, a privately held real estate company that was merged with the Cali Realty Corporation (now Mack-Cali Realty Corporation) of which Mr. Mack has served as a director since 1997. Mr. Mack also serves as a director of The Bear Stearns Companies, Inc. and Vail Resorts, Inc. Mr. Mack is a trustee of the University of Pennsylvania and Chairman of the Facilities & Campus Planning Committee, trustee of the University of Pennsylvania Health System Board of Trustees Executive Committee, Vice Chairman of the Real Estate Center Advisory Board and serves on the Board of Overseers of the Wharton School. Mr. Mack attended the Wharton School of Business and Finance at the University of Pennsylvania and received a B.S. degree in business administration, finance and real estate from New York University. Mr. Mack is 62 years old.

  Class C-III Director

   Stephen T. Clark has served as one of our directors since June 1999. Since 1995, Mr. Clark has served as President of Cypress Realty, Inc., a real estate investment company based in Austin, Texas, and as a director of Beacon Capital Partners, Inc. Previously, Mr. Clark served as Managing Director of Harvard Private Capital Group where he directed the group responsible for real estate investment and management activities. Before joining Harvard Private Capital Group, Mr. Clark was a partner in Clark-Pilgrim Limited Partnership and in Trammell Crow Company where he managed office and industrial activities in Philadelphia and Delaware. Mr. Clark serves as Chairman of the Board of Abacoa Development Company and Cypress Senior Living, Inc. He received a Masters in Business Administration degree from Harvard Business School and received his undergraduate degree from Duke University. Mr. Clark is 46 years old.

Other Directors

   The following persons will continue to serve as our directors after the annual meeting until their terms of office expire at the 2003 annual meeting or until their successors are duly elected and qualified.

  Class A Directors

   Leonard Boxer has served as one of our directors since July 1997. He previously served as a director of Patriot American Hospitality, Inc., or Patriot, and its predecessor from September 1995 to July 1997. Mr. Boxer has served as a partner and chairman of the real estate department of the law firm of Stroock & Stroock & Lavan in New York, New York since 1987. Previously, he was a founder, managing partner and head of the real estate department of Olnick Boxer Blumberg Lane & Troy, a real estate law firm in New York. Mr. Boxer serves as a member of the Board of Trustees of New York University Law School. He also serves as a member of the New York Regional Cabinet of the United States Holocaust Memorial Museum. Mr. Boxer holds a B.A. and an L.L.B. from New York University. Mr. Boxer is 63 years old. Mr. Boxer is a class A-I director.

   Fred J. Kleisner currently serves as our Chairman of the Board and Chief Executive Officer. He has served as our Chairman of the Board since October 13, 2000 and as our Chief Executive Officer since March 27, 2000. From August 1999 to October 2000, Mr. Kleisner served as our President, and from July 1999 to March 2000, Mr. Kleisner also served as our Chief Operating Officer. From March 1998 to August 1999, he served as President and Chief Operating Officer of The Americas for Starwood Hotels & Resorts Worldwide, Inc. Hotel Group. His experience in the industry also includes senior positions with Westin Hotels and Resorts, where he served as President and Chief Operating Officer from 1995 to 1998; Interstate Hotels Company where he served as Executive Vice President and Group President of Operations from 1990 to 1995; The Sheraton Corporation, where he served as Senior Vice President, Director of Operations, North America Division-East from 1985 to 1990; and Hilton Hotels, where for 16 years he served as General Manager of several landmark hotels, including The Waldorf Astoria and The Waldorf Towers in New York, The Capital Hilton in Washington, D.C., and The Hilton Hawaiian Village in Honolulu. Mr. Kleisner, who holds a B.A. degree in Hotel Management from Michigan State University, completed advanced studies at the University of Virginia and Catholic University of America. Mr. Kleisner is 57 years old. Mr. Kleisner is a class A-I director.

   Rolf E. Ruhfus has served as one of our directors since June 1998. Mr. Ruhfus currently serves as Chairman of the Board of Directors and Chief Executive Officer of LodgeWorks Corporation and Ruhfus Hotel Corporation. He previously served as Chairman of the Board of Directors and Chief Executive Officer of Summerfield Hotel Corporation from 1987 through June 1998 when we acquired Summerfield Hotel Corporation. Before founding Summerfield Hotel Corporation, Mr. Ruhfus served as President of Residence Inn Corporation. Mr. Ruhfus holds a B.A. from Western Michigan University, an M.B.A. from the Wharton School of Business and a Ph.D. in Marketing from the University of Munster, Germany. Mr. Ruhfus is 57 years old. Mr. Ruhfus is a class A-I director.

   Lynn Swann has served as one of our directors since 2001. Mr. Swann currently serves as Chief Executive Officer of Swann, Inc., a privately held communications company. Pursuant to a consulting agreement, Mr. Swann also serves as a consultant to us and assists with the development and expansion of our collegiate and professional sports marketing plans and sales initiatives. Mr. Swann serves as a member of the board of directors of Big Brothers and Big Sisters of America and has previously served in numerous additional capacities on behalf of the organization, including national board chair, chairperson for Board Development and board president. Mr. Swann has served as a professional broadcaster covering a variety of sporting events for the ABC television network since 1976. From 1974 to 1982, Mr. Swann was a wide receiver for the Pittsburgh Steelers and helped lead his team to four Super Bowl victories. Mr. Swann was named Most Valuable Player of Super Bowl X in 1976 and was inducted into the Pro Football Hall of Fame in 2001. Mr. Swann received a B.A. from the University of Southern California. Mr. Swann is 50 years old. Mr. Swann is a class A-II director.

   Sherwood Weiser has served as one of our directors since October 1997. Currently, Mr. Weiser serves as the Chairman and Chief Executive Officer of Continental Hospitality Holdings, LLC, a hotel management and development firm. Mr. Weiser previously served as the Chairman and Chief Executive Officer of Carnival Resorts & Casinos, a hotel and gaming management and development firm. In 1970, Mr. Weiser founded The Continental Companies. Carnival Resorts & Casinos was a successor to The Continental Companies. In June 1998, we acquired the hospitality-related businesses of CHC International, Inc., or CHCI, the parent corporation of Carnival Resorts & Casinos. Mr. Weiser serves as a director of Carnival Corporation, Mellon United National

Bank, a subsidiary of Mellon Bank, and Interstate Hotels Company. He is a graduate of the Ohio State University School of Business and holds a J.D. from the Case Western Reserve University School of Law. Mr. Weiser is 71 years old. Mr. Weiser is a class A-II director.

  Class B Directors

   Leon D. Black has served as one of our directors since June 1999. Mr. Black is one of the founding principals of (1) Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds; and (2) Apollo Real Estate Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds. Mr. Black also serves as a director of Allied Waste Industries, Inc., AMC Entertainment Inc., Samsonite Corporation, Sequa Industries, Inc., United Rentals, Inc. and Vail Resorts, Inc. In addition, he serves as a trustee of The Museum of Modern Art, Mount Sinai-NYU Medical Center, Lincoln Center for the Performing Arts, the Metropolitan Museum of Art, and the Vail Valley Foundation. Mr. Black holds an M.B.A. from Harvard University and a B.A. from Dartmouth College. Mr. Black is 50 years old. Mr. Black is a class B-II director.

   Lee S. Neibart has served as one of our directors since June 1999. Mr. Neibart has been a principal since 1993 of Apollo Real Estate Advisors, L.P., which together with its affiliates, acts as the managing general partner of the Apollo Real Estate Investment Funds, private real estate investment funds. From 1979 to 1993, he served as Executive Vice President and Chief Operating Officer of the Robert Martin Company, a private real estate development and management firm, with which he was associated for over 14 years. Mr. Neibart serves as a director of Atlantic Gulf Communities Corp., Koger Equity, Inc., Meadowbrook Golf Group, Inc., Metropolis Realty Trust, NextHealth, Inc. and Roland International Corporation. Mr. Neibart received a B.A. from the University of Wisconsin and an M.B.A. from New York University. Mr. Neibart is 51 years old. Mr. Neibart is a class B-II director.

   Marc J. Rowan has served as one of our directors since June 1999. Mr. Rowan is one of the founding principals of Apollo Advisors, L.P., which, together with its affiliates, acts as the managing general partner of the Apollo Investment Funds, private securities investment funds. Mr. Rowan also serves as a director of Samsonite Corporation, Vail Resorts, Inc., National Financial Partners Corporation, NRT Incorporated, Quality Distribution Inc. and Rare Medium Group, Inc. Mr. Rowan is also active in charitable activities and is a founding member and serves on the executive committee of the Youth Renewal Fund and is a member of the board of directors of National Jewish Outreach Program and the Undergraduate Executive Board of The Wharton School of Business. Mr. Rowan is 39 years old. Mr. Rowan is a class B-I director.

   Scott A. Schoen has served as one of our directors since June 1999. Mr. Schoen has been employed by Thomas H. Lee Partners, L.P. and its predecessor, Thomas H. Lee Company, since 1986 and currently serves as a Principal Managing Director. In addition, Mr. Schoen is a Vice President of Thomas H. Lee Advisors, LLC and Thomas H. Lee Advisors II, L.P. Mr. Schoen is also a Trustee of THL Equity Trust III, the general partner of THL Equity Advisors III, L.P., which is the general partner of Thomas H. Lee Equity Fund III, L.P. and Vice President of T.H. Lee Mezzanine II, the Administrative General Partner of Thomas H. Lee Advisors II, L.P., which is the sole limited partner of the Managing General Partner of ML-Lee Acquisition Fund II, L.P. and ML-Lee Acquisition Fund (Retirement Accounts) II, L.P. Mr. Schoen is also Principal Managing Director of the Thomas H. Lee Management Co. and, through his position as Principal Managing Director of Thomas H. Lee Partners, L.P., of Thomas H. Lee Equity Fund IV and Thomas H. Lee Equity Fund V. Mr. Schoen currently serves as a director of ARC Holdings, LLC, Axis Specialty Limited, Rayovac Corporation, Syratech Corporation, TransWestern Holdings, L.P. and United Industries Corporation. Prior to joining Thomas H. Lee Partners, L.P., Mr. Schoen was in the Private Finance Department of Goldman, Sachs & Co. Mr. Schoen received a B.A. in History from Yale University, a J.D. from Harvard Law School and an M.B.A. from the Harvard Graduate School of Business Administration. He is a member of the New York Bar. Mr. Schoen is 43 years old. Mr. Schoen is a class B-I director.

   Scott M. Sperling has served as one of our directors since June 1999. Mr. Sperling is a Principal Managing Director at Thomas H. Lee Partners, L.P. In this capacity, he serves or has served as a director of PriCellular Corp., Experian (the former TRW credit and information business), Safelite Glass Corp., The Learning Company, Fisher Scientific International, Inc., General Chemical Corp., Livent, Inc., and a number of private companies. During the ten years before joining Thomas H. Lee Company, Mr. Sperling served as Managing Partner of the Aeneas Group, the private capital affiliate of the Harvard Management Company, Inc. Before 1984, Mr. Sperling served as a Senior Consultant with the Boston Consulting Group, Inc. focusing on business and corporate strategies. He holds an M.B.A. degree from Harvard University and a B.S. from Purdue University. Mr. Sperling is 44 years old. Mr. Sperling is a class B-I director.

  Class C Directors

   Norman Brownstein has served as one of our directors since June 1999. Mr. Brownstein serves as Chairman of the Board of the law firm of Brownstein Hyatt & Farber, P.C. Mr. Brownstein is nationally recognized for his extensive experience in real estate law and commercial transactions. Mr. Brownstein is a member of the American College of Real Estate Lawyers and the American, Colorado, and Denver Bar Associations and numerous other professional organizations. Mr. Brownstein is a Presidential appointee to the U.S. Holocaust Memorial Council and serves as a member of the board of directors of Asia Global Crossing Ltd. Mr. Brownstein also serves as a director of the National Jewish Center for Immunology and Respiratory Medicine and is a Trustee of the Simon Wiesenthal Center. Mr. Brownstein received a B.S. and a J.D. from the University of Colorado at Boulder. Mr. Brownstein is 58 years old. Mr. Brownstein is a class C-II director.

   Paul Fribourg has served as one of our directors since June 1999. Mr. Fribourg has served as Chief Executive Officer of ContiGroup Companies, Inc. (f/k/a Continental Grain Company) since April 1997. Since 1976, Mr. Fribourg has held numerous positions with Continental Grain Company, including President and Chief Operating Officer from 1994 to 1997 and Executive Vice President of the Commodity Marketing Group from 1990 to 1994. Mr. Fribourg also serves as a director of Loews Corporation, the YMCA of Greater New York, The Browning School, New York University and the America-China Society. Mr. Fribourg holds a B.A. from Amherst College and completed the Advanced Management Program at Harvard Business School. Mr. Fribourg is 48 years old. Mr. Fribourg is a class C-I director.

Meetings and Committees of our Board of Directors

   Our board of directors held eight meetings during 2001. None of our directors attended less than 75% of the aggregate number of meetings held during 2001 of our board of directors and any board committee of which he or she was a member. Set forth below are descriptions of the standing committees of our board of directors and the names of the current members of such committees.

   Executive Committee. Our executive committee consists of Messrs. Alibhai, Brownstein, Fine, Kleisner, Leventhal, Mack, Rowan and Sperling. In addition, Mr. Theodore Teng, in his capacity as our Chief Operating Officer, and Mr. Richard Smith, in his capacity as our Chief Financial Officer, serve on the committee in an ex officio capacity. Our executive committee has the full power and authority of our board of directors in the management of our business and affairs between meetings of our board of directors, except that our executive committee cannot effect certain fundamental corporate actions as provided under Delaware law. In addition, final approval of our full board of directors is required for any of the following: (i) any individual transaction involving the issuance of debt securities by us or any of our subsidiaries involving aggregate proceeds to us in excess of $75 million or the issuance of equity securities by us or any of our subsidiaries involving aggregate proceeds to us in excess of $10 million; (ii) any transaction constituting a "change of control" of us within the meaning of such term under the securities purchase agreement, dated as of February 18, 1999, by and among us and the other parties thereto; (iii) entry by us into a new line of business; (iv) any capital commitment by us where our share of the commitment involved exceeds $75 million; (v) any transaction that provides a disproportionate benefit to the holders of our series B preferred stock; (vi) any change to the scope of the authority or the identity of the members of our executive committee, our audit committee, our compensation committee or our capital commitments committee; and (vii) any change to the classification of our directors. Our executive committee held three meetings during 2001.

   Capital Commitments Committee. Our capital commitments committee consists of Messrs. Kleisner, Rowan and Sperling (or in Mr. Sperling's absence, Mr. Schoen). In addition, Mr. Teng, in his capacity as our Chief Operating Officer, and Mr. Smith, in his capacity as our Chief Financial Officer, serve on this committee in an ex officio capacity. Our capital commitments committee facilitates the execution of our business strategy and our oversight of our business and affairs. Our capital commitments committee has the full power and authority of our executive committee in the management of our business and affairs between meetings of our executive committee, except that the final approval of our executive committee or our full board of directors, as appropriate, is required in connection with any transaction where our share of the capital commitment exceeds $20 million per annum. Our capital commitments committee held fifteen meetings during 2001.

   Audit Committee. During the year 2001, our audit committee consisted of Messrs. Brownstein, Boxer, Clark and Fribourg. Mr. Brownstein resigned from the audit committee effective March 11, 2002. Consequently, our audit committee currently consists of Messrs. Boxer, Clark and Fribourg. As more fully set forth in the charter, our audit committee makes recommendations concerning our engagement of independent public accountants, reviews with our independent public accountants the plans and results of the audit engagement, approves professional services provided by our independent public accountants, reviews the independence of our independent public accountants, considers the range of audit and non-audit fees, reviews the adequacy of our internal accounting controls and reviews related-party transactions. All of the members of our audit committee are "independent" as defined in Sections 303.01(B)(2)(a) and
(3) of the New York Stock Exchange's listing standards. Our audit committee held seven meetings during 2001.

   Compensation Committee. Our compensation committee consists of Messrs. Boxer, Clark, Rowan, Schoen and Weiser. Our compensation committee determines the compensation of our executive officers and directors and administers the second amendment and restatement of our 1997 incentive plan. Our compensation committee held ten meetings during 2001.

   Class A Director Nominating Committee. Our restated certificate of incorporation provides that the nominees for the class A directors shall be nominated by a class A director nominating committee, which shall consist of each of our class C directors currently in office and the same number of our class A directors currently in office, who shall be selected by a majority vote of our class A directors currently in office. During 2001, our class A director nominating committee, which consisted of Ms. Groenteman and Messrs. Alibhai, Weiser, Brownstein, Clark and Fribourg, held two meetings. In April 2002, our class A directors selected Ms. Groenteman and Messrs. Ruhfus and Weiser to serve as the class A directors on our class A director nominating committee. This committee held two meetings, one in March 2002 and one in April 2002, at which the committee selected the nominees for class A-III directors to be elected at the annual meeting.

   Selection of Class B Directors and Class C Directors. As provided in our restated certificate of incorporation, the nominees for the class B directors are selected by a majority vote of our class B directors currently in office and the nominee for the class C director is selected by a majority vote of our class C directors currently in office. In April 2002, our class B directors and our class C directors selected by written consent their respective nominees for class B-III directors and class C-III director.

Director Compensation

   Currently, we pay all of our directors who are not employed by us an annual retainer fee as follows:

  .   our class A directors receive an annual retainer fee of $12,500;

  .   our class B directors receive no annual retainer fee; and

  .   our class C directors receive an annual retainer fee of $12,500.

In addition, except for our class B directors, each of our directors is paid $1,000 for attendance at each meeting of our board of directors and $750 for participating in a telephonic board meeting. Except for our class B directors, each of our directors is paid $1,000 ($1,250 for the chairman of the committee) for attendance, whether in person or telephonic, at each meeting of a committee of our board of directors of which such director is a member. Both the annual retainer fee and meeting fees are payable in cash or in deferred unit awards. In addition, we reimburse our directors for any out-of-pocket expenses incurred by them in connection with their service on our board of directors. In lieu of cash compensation, our class B directors are entitled to direct up to $100,000 of our charitable contributions per annum. We do not pay any director who is employed by us any fees for his or her service on our board of directors or any committee thereof.

   In the future, each newly elected non-employee director of us will be granted a non-qualified stock option to purchase 22,500 shares of our class A common stock upon his or her initial election to our board of directors. In addition, each newly appointed non-employee member of our class A director nominating committee will be granted an option to purchase 7,500 shares of our class A common stock upon his or her initial appointment to such committee; each newly appointed non-employee member of our compensation committee will be granted an option to purchase 22,500 shares of our class A common stock upon his or her initial appointment to such committee; and each newly appointed non-employee member of our audit committee will be granted an option to purchase 37,500 shares of our class A common stock upon his or her initial appointment to such committee. Each option will have a term of ten years and will vest quarterly in equal installments over a three-year period, subject to the director's continued service on our board of directors or applicable committee, as the case may be, until the date of vesting.

                            EXECUTIVE COMPENSATION

   The following table sets forth, as to our chief executive officer and as to each of our four other most highly compensated executive officers who were serving as executive officers as of December 31, 2001, information concerning all compensation paid for services to us in all capacities for each of the last three fiscal years. We will refer to our chief executive officer and our four other most highly compensated executive officers as the "named executive officers" in this proxy statement.

                          Summary Compensation Table

                                                            Long-Term Compensation
                                                         ------------------------
                                Annual Compensation(1)   Restricted     Securities
                               ----------------------      Stock        Underlying     All Other
                               Year  Salary   Bonus        Awards       Options(#)    Compensation
                               ---- -------- --------    ----------     ----------    ------------
Fred J. Kleisner.............. 2001 $656,152 $496,500(2) $3,045,000(3)         --       $ 37,169(4)
 Chairman of the Board and     2000 $608,054 $936,000            --       901,250(5)    $ 37,820(6)
   Chief Executive Officer     1999 $258,077 $750,000    $  761,250(7)  1,100,000(8)    $738,455(9)

Theodore Teng................. 2001 $525,384 $265,000(2) $1,522,500(10)        --       $578,150(11)
 President and Chief Operating 2000 $336,539 $600,000    $  400,000(12) 1,000,000(13)   $520,883(14)
   Officer

Richard A. Smith.............. 2001 $341,921 $172,500(2) $1,438,000(15)        --       $  6,098(16)
 Executive Vice President--    2000 $287,116 $430,000            --       500,000(17)   $ 93,841(18)
   Chief Financial Officer     1999 $ 55,385 $ 25,000            --       125,000(19)   $141,633(20)

David W. Johnson.............. 2001 $342,228 $ 86,249(2) $  765,200(21)        --       $ 59,414(22)
 Executive Vice President--    2000 $321,405 $290,000            --       355,000(23)   $128,832(24)
   Chief Marketing Officer     1999 $258,154 $131,600            --       300,000(25)         --

Joseph Champ.................. 2001 $275,959 $274,167(2) $  567,000(26)   550,000(27)   $170,349(28)
 Executive Vice President--
   Business Development and
     Chief Investment Officer

--------
(1) Does not include "Other Annual Compensation" because the amounts of certain perquisites and other noncash benefits provided by us did not exceed the lesser of $50,000 or 10% of the total annual base salary and bonus disclosed in this table for the respective officer.
(2) Such bonus amounts do not include the retention bonuses received by each named executive officer in connection with the payment of such retention bonuses by us to certain of our employees in December 2001. Each such employee is obligated to repay such retention bonus if, prior to January 1, 2003, the employee's employment with us is terminated by the employee without "good reason" or by us for "cause."
(3) On April 12, 2001, we awarded 1,500,000 restricted units to Mr. Kleisner. Each restricted unit entitles Mr. Kleisner to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.03 per share and the aggregate market value of such shares on December 31, 2001 was $840,000.
(4) Such amount includes $10,294 of insurance premiums and $26,875 of imputed interest from a non-interest bearing note.
(5) On March 27, 2000, we granted non-qualified options to purchase an aggregate of 901,250 shares of our class A common stock to Mr. Kleisner. These options were cancelled in January 2002, at which time we granted Mr. Kleisner 901,250 restricted units, each of which entitles Mr. Kleisner to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant.
(6) Such amount includes $5,570 of life insurance premiums and $32,250 of imputed interest from a non-interest bearing note.

(7) On August 12, 1999, we awarded 203,000 restricted units to Mr. Kleisner. Each restricted unit entitles Mr. Kleisner to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the first, second and third anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $3.75 per share and the aggregate market value of such shares on December 31, 2001 was $113,680.
(8) On August 12, 1999, we granted non-qualified options to purchase 1,100,000 shares of our class A common stock to Mr. Kleisner. These options vest on each anniversary of the date of grant at a rate of 20% per year.
(9) Such amount includes a $550,000 signing bonus, a $174,929 relocation allowance, $1,845 in insurance premiums, and $11,681 of imputed interest on a non-interest bearing note.
(10) On April 12, 2001, we awarded 750,000 restricted units to Mr. Teng. Each restricted unit entitles Mr. Teng to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.03 per share and the aggregate market value of such shares on December 31, 2001 was $420,000.
(11) Such amount includes $570,989 of debt forgiveness, including associated taxes, and $7,161 in insurance premiums.
(12) On April 12, 2000, we awarded 200,000 restricted units to Mr. Teng. Each restricted unit entitles Mr. Teng to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the first, second and third anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.00 per share and the aggregate market value of such shares on December 31, 2001 was $112,000.
(13) On April 12, 2000, we granted non-qualified options to purchase 1,000,000 shares of our class A common stock to Mr. Teng. These options were cancelled in January 2002, at which time we granted Mr. Teng 1,000,000 restricted units, each of which entitles Mr. Teng to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant.
(14) Such amount includes $376,967 of debt forgiveness, including associated taxes, a $140,000 signing bonus, $3,816 in insurance premiums and $100 in miscellaneous medical expenses.
(15) On April 12, 2001, we awarded 600,000 restricted units to Mr. Smith. Each restricted unit entitles Mr. Smith to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.03 per share and the aggregate market value of such shares on December 31, 2001 was $336,000. In addition, on December 19, 2001, we granted Mr. Smith 500,000 restricted units in exchange for the 500,000 options referenced in footnote 17 below. Each restricted unit entitles Mr. Smith to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $.40 per share and the aggregate market value of such shares on December 31, 2001 was $280,000.
(16) Such amount includes $6,098 of insurance premiums.
(17) On March 27, 2000, we granted non-qualified options to purchase 500,000 shares of our class A common stock to Mr. Smith. These options were cancelled on December 19, 2001 as discussed in footnote 15 above.
(18) Such amount includes a $64,084 relocation allowance, $26,750 of taxes associated with the relocation allowance and $3,007 in insurance premiums.
(19) On September 13, 1999, we granted non-qualified options to purchase 125,000 shares of our class A common stock to Mr. Smith. These options vest on each anniversary of the date of grant at a rate of 20% per year.
(20) Such amount includes a $141,633 relocation allowance.
(21) On April 12, 2001, we awarded 300,000 restricted units to Mr. Johnson. Each restricted unit entitles Mr. Johnson to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.03 per share and the aggregate market value of such shares on December 31, 2001 was $168,000. In addition, on December 19, 2001, we granted Mr. Johnson 355,000 restricted units in exchange for the 355,000 options referenced in footnote 23 below. Each restricted unit entitles Mr. Johnson to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $0.40 per share and the aggregate market value of such shares on December 31, 2001 was $198,800.
(22) Such amount includes $56,156 of debt forgiveness, including associated taxes, and $3,259 in insurance premiums.
(23) On March 27, 2000, we granted non-qualified options to purchase 355,000 shares of our class A common stock to Mr. Johnson. These options were cancelled on December 19, 2001 as discussed in footnote 21 above.
(24) Such amount includes $127,227 for forgiveness of debt and $1,605 for life insurance premiums.
(25) On April 19, 1999, we granted non-qualified options to purchase 300,000 shares of our class A common stock to Mr. Johnson. These options vest on each anniversary of the date of grant at a rate of 20% per year.
(26) On March 19, 2001, we awarded 150,000 restricted units to Mr. Champ. Each restricted unit entitles Mr. Champ to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the first, second and third anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $1.75 per share and the aggregate market value of such shares on December 31, 2001 was $84,000. In addition, on April 12, 2001, we awarded 150,000 restricted units to Mr. Champ. Each restricted unit entitles Mr. Champ to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. The market value of the shares of our class A common stock underlying the restricted units on the date of grant was $2.03 per share and the aggregate market value of such shares on December 31, 2001 was $84,000.
(27) On March 19, 2001, we granted non-qualified options to purchase an aggregate of 550,000 shares of our class A common stock to Mr. Champ. These options were cancelled in January 2002, at which time we granted Mr. Champ 550,000 restricted units, each of which entitles Mr. Champ to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant.
(28) Such amount includes a $156,355 relocation allowance and $13,995 in imputed interest on a non-interest bearing note.

   The following table sets forth certain information concerning the options granted to the named executive officers during 2001.

                       Option Grants in Last Fiscal Year

                               Individual Grants
                 ----------------------------------------------
                             % of Total                         Potential Realizable Value at
                 Number of    Options                              Assumed Annual Rates of
                 Securities  Granted to                         Stock Price Appreciation for
                 Underlying  Employees  Exercise of                  Option Term ($)(2)
                  Options    In Fiscal      Base     Expiration -----------------------------
                 Granted(#)   Year(1)   Price ($/Sh)    Date         5%             10%
                 ----------  ---------- ------------ ----------   --------      ----------
Fred J. Kleisner       --         --%      $  --            --  $     --      $       --
Theodore Teng...       --         --%      $  --            --  $     --      $       --
Richard A. Smith       --         --%      $  --            --  $     --      $       --
David W. Johnson       --         --%      $  --            --  $     --      $       --
Joseph Champ....  550,000(3)    60.1%      $1.75     3/19/2011  $605,311      $1,533,977

--------
(1) Options to purchase a total of 915,150 shares of our class A common stock were granted to our employees in 2001.
(2) The amounts under the columns labeled "5%" and "10%" are included by us pursuant to certain rules promulgated by the Securities and Exchange Commission, or the Commission, and are not intended to forecast future appreciation, if any, in the price of our class A common stock. Such amounts are based on the assumption that the named persons hold the options for the full term of the options. The actual value of the options will vary in accordance with the market price of our class A common stock.
(3) The options are subject to a 4-year vesting schedule, with one-fourth becoming exercisable on each of the first, second, third and fourth anniversaries of the date of grant. These options were cancelled in January 2002, at which time we granted Mr. Champ 550,000 restricted units, each of which entitles Mr. Champ to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant.

   The following table sets forth certain information concerning options exercised in 2001 by the named executive officers and all unexercised options held by the named executive officers as of December 31, 2001.

Aggregate Option Exercises in Last Fiscal Year and Fiscal Year End Option Values

                                                          Number of                 Value of Unexercised
                                                   Unexercised Options at          In-the-Money Options at
                     Shares                          Fiscal Year-End(#)              Fiscal Year-End(2)
                    Acquired        Value      ------------------------------- -------------------------------
                 on Exercise(#) Realized($)(1) Exercisable(3) Unexercisable(3) Exercisable(3) Unexercisable(3)
                 -------------- -------------- -------------- ---------------- -------------- ----------------
Fred J. Kleisner       --              $    --    665,312        1,335,938           --              --
Theodore Teng...       --              $    --    250,000          750,000           --              --
Richard A. Smith       --              $    --     50,000           75,000           --              --
David W. Johnson       --              $    --    157,794          180,000           --              --
Joseph Champ....       --              $    --         --          550,000           --              --

--------
(1) Values are determined by aggregating, for each option exercise in 2001, the amount calculated by multiplying (i) an amount calculated by subtracting the exercise price paid for each such exercise from the closing price of our class A common stock as of the date of such exercise by (ii) the number of shares of our class A common stock acquired upon such exercise.
(2) Based upon the closing price of our class A common stock of $0.56 on December 31, 2001.
(3) None of the unexercised options are in-the-money.

Employment Agreements, Termination of Employment and Change-in-Control Arrangements

   The following is a summary of certain of the terms and conditions contained in the employment agreements between us and each of our named executive officers.

   Fred J. Kleisner. Pursuant to his current employment agreement dated as of March 27, 2000, as amended from time to time, Mr. Kleisner agreed to serve as our Chief Executive Officer and President for a term of five years beginning on March 27, 2000. In October 2000, Mr. Kleisner relinquished his position as our President and assumed the additional title of Chairman of the Board. Beginning on the third anniversary of the employment agreement and continuing every subsequent odd-numbered year, the employment agreement will automatically be extended for successive two-year periods unless otherwise terminated by us or Mr. Kleisner. Mr. Kleisner's initial annual base salary was $624,000, which may be increased by our board of directors during the term of the agreement. Mr. Kleisner is eligible to receive incentive compensation to be determined by our board of directors in an amount of up to three times his then current base salary.

   Upon a termination of his employment due to Mr. Kleisner's death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, all unvested stock options and stock-based grants will immediately vest and will be exercisable for the remaining option term. Additionally, we will pay health insurance premiums for five years for Mr. Kleisner's spouse and other dependents upon a termination due to his death and for two years for Mr. Kleisner, his spouse and other dependents upon his termination due to his disability.

   If Mr. Kleisner terminates his employment for "good reason," or if we terminate his employment without "cause," we will pay Mr. Kleisner all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, all unvested stock options and stock-based grants will immediately vest and will be exercisable for a period of three years or the remaining option term, whichever is shorter. In addition, we will pay Mr. Kleisner a severance payment in accordance with our then current severance policies. At a minimum, Mr. Kleisner will be entitled to receive a severance payment equal to the greater of (a) $3,000,000 or (b) three times the sum of his "applicable base salary" (as determined in accordance with Mr. Kleisner's employment agreement) and "average incentive compensation" (as determined in accordance with Mr. Kleisner's employment agreement). Additionally, we will pay health insurance premiums for three years for Mr. Kleisner, his spouse and other dependents. Also, for a period of three years, we will provide Mr. Kleisner with an office and related facilities and an assistant at a location of his choosing. For a period of one year, we will pay the cost of executive placement services for Mr. Kleisner.

   If a "change in control," as defined in Mr. Kleisner's employment agreement, occurs and Mr. Kleisner's employment with us is terminated for any reason other than his death or disability or by Mr. Kleisner without "good reason" within 90 days prior to or 18 months after the change in control, in lieu of the severance payment discussed above, we must pay Mr. Kleisner (i) the greater of the severance payment discussed above or $3,000,000 plus (ii) a gross-up amount with respect to excise taxes on "excess parachute payments" under Section 280G of the Internal Revenue Code. In addition, upon a change in control, all stock options and other stock-based grants to Mr. Kleisner, other than the restricted unit award granted to Mr. Kleisner on April 12, 2001 (which will continue to vest in accordance with the terms of the applicable restricted unit award agreement), will immediately vest and become exercisable, whereupon at any time during the option term (but not to exceed five years after the change in control), Mr. Kleisner or his estate may require us to, among other things, purchase his 1999 option covering 1,100,000 shares of our class A common stock for $2,748,350 in cash and purchase each of his 901,250 restricted units, which he received in January 2002, for $2.4985 per unit in cash. In addition, we will also loan Mr. Kleisner all funds due by him for income taxes with respect to the foregoing stock option and restricted unit award treatment.

   In conjunction with the execution of Mr. Kleisner's employment agreement, we
(a) entered into an indemnification agreement with Mr. Kleisner, (b) granted Mr. Kleisner a non-qualified option to acquire 200,000 shares of our class A common stock at a price of $2.00 per share, and (c) agreed to loan Mr. Kleisner certain

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

amounts pursuant to a master note. The option to acquire 200,000 shares of our class A common stock was exchanged in January 2002 for 200,000 restricted units, each of which entitles Mr. Kleisner to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant.

   Theodore Teng. We and Mr. Teng are parties to an employment agreement, dated April 12, 2000, as amended from time to time, pursuant to which Mr. Teng has agreed to serve as our Chief Operating Officer for a term of three years, which will automatically be extended for successive one-year periods unless otherwise terminated. In October 2000, Mr. Teng assumed the additional title of President. Mr. Teng's initial annual base salary was $500,000, which will be redetermined annually by our board of directors during the term of the agreement. Mr. Teng is eligible to receive incentive compensation as determined by our board of directors in an amount of up to two times his then current base salary.

   Upon a termination of his employment due to Mr. Teng's death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. Additionally, we will pay health insurance premiums for one year for Mr. Teng, his spouse and other dependents.

   If Mr. Teng terminates his employment for "good reason" or we terminate his employment without "cause," we will pay Mr. Teng all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, we will pay Mr. Teng a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is longer, subject to certain setoffs. Additionally, we will pay health insurance premiums for one year for Mr. Teng, his spouse and other dependents.

   If a "change in control," as defined in Mr. Teng's employment agreement, occurs and Mr. Teng's employment is terminated by us without "cause" or by Mr. Teng for "good reason" within 18 months after such change in control, we will pay the severance amount discussed above in equal installments over a period of 24 months and all stock options and other stock-based awards, other than the restricted unit award granted to Mr. Teng on April 12, 2001, will immediately vest and become exercisable for a period of 360 days, during which period Mr. Teng or his estate may make a one-time election and require us to, among other things, purchase each of his 1,000,000 restricted units, which he received in January 2002, for $3.85 per unit in cash. We will also pay health insurance premiums for Mr. Teng, his spouse and other dependents for one year. In addition, we will provide Mr. Teng with a tax gross-up payment with respect to excise taxes.

   In conjunction with the execution of Mr. Teng's employment agreement, we (a) granted Mr. Teng a non-qualified option to acquire 1,000,000 shares of our class A common stock at a price of $2.00 per share, (b) granted Mr. Teng a restricted unit award of 200,000 shares of our class A common stock that vests in three equal annual installments commencing on April 12, 2001, (c) paid a $140,000 signing bonus to Mr. Teng, and (d) loaned Mr. Teng $1,000,000 evidenced by a promissory note that is recourse to Mr. Teng, bears interest at the same rate as our senior credit facility and is payable on the earlier of April 12, 2003 or the date Mr. Teng's employment with us is terminated by us with "cause" or by Mr. Teng for other than "good reason." The option to acquire 1,000,000 shares of our class A common stock referenced above was exchanged in January 2002 for 1,000,000 restricted units, each of which entitles Mr. Teng to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. In addition, subject to Mr. Teng's continued employment with us, we have agreed to forgive the principal amount of the promissory note referenced above and all accrued but unpaid interest on such forgiven principal amount in equal monthly installments over a three-year period.

   Richard Smith. We and Mr. Smith are parties to an employment agreement, effective April 10, 2000, as amended from time to time, pursuant to which Mr. Smith has agreed to serve as our Executive Vice President-Chief Financial Officer for a term of three years, which will automatically be extended for successive one-year periods unless otherwise terminated. Mr. Smith's initial annual base salary was $325,000, which will be redetermined annually by our board of directors during the term of the agreement. Mr. Smith is eligible to receive incentive compensation as determined by our board of directors in an amount of up to one and one-half times his then current base salary.

   Upon a termination of employment due to Mr. Smith's death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. Additionally, we will pay health insurance premiums for one year for Mr. Smith, his spouse and other dependents.

   If Mr. Smith terminates his employment for "good reason" or we terminate his employment without "cause," we will pay Mr. Smith all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, we will pay Mr. Smith a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is longer, subject to certain setoffs. Additionally, we will pay health insurance premiums for one year for Mr. Smith, his spouse and other dependents.

   If a "change in control," as defined in Mr. Smith's employment agreement, occurs and Mr. Smith's employment is terminated by us without "cause" or by Mr. Smith for "good reason" within 18 months after such change in control, we will pay the severance amount discussed above in equal installments over a period of 24 months and all stock options and other stock-based awards, other than the restricted unit award granted to Mr. Smith on April 12, 2001, will vest and become exercisable 180 days following the date of the change in control and such stock options and other stock awards shall be exercisable for 360 days following the date of termination. Also, we will pay health insurance premiums for Mr. Smith, his spouse and other dependents for one year. In addition, we will provide Mr. Smith with a tax gross-up payment with respect to excise taxes.

   In conjunction with the execution of Mr. Smith's employment agreement, we granted Mr. Smith a non-qualified option to acquire 500,000 shares of our class A common stock at a price of $2.00 per share. The option was cancelled on December 19, 2001 in exchange for 500,000 restricted units, each of which entitles Mr. Smith to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant.

   David Johnson. We and Mr. Johnson are parties to an employment agreement, effective April 1, 2000, as amended from time to time, pursuant to which Mr. Johnson has agreed to serve as our Executive Vice President-Sales and Marketing for a term of three years, which will automatically be extended for successive one-year periods unless otherwise terminated. Mr. Johnson's initial annual base salary was $327,000, which will be redetermined annually by our board of directors during the term of the agreement. Mr. Johnson is eligible to receive incentive compensation as determined by our board of directors in an amount of up to one time his then current base salary.

   Upon a termination of his employment due to Mr. Johnson's death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. Additionally, we will pay health insurance premiums for one year for Mr. Johnson, his spouse and other dependents.

   If Mr. Johnson terminates his employment for "good reason" or we terminate his employment without "cause," we will pay Mr. Johnson all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, we will pay Mr. Johnson a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is longer, subject to certain setoffs. Additionally, we will pay health insurance premiums for one year for Mr. Johnson, his spouse and other dependents.

   If a "change in control," as defined in Mr. Johnson's employment agreement, occurs and Mr. Johnson's employment is terminated by us without "cause" or by Mr. Johnson for "good reason" within 18 months after such change in control, we will pay the severance amount discussed above in equal installments over a period of 24 months and all stock options and other stock-based awards, other than the restricted unit award granted to Mr. Johnson on April 12, 2001, will immediately vest and become exercisable 180 days following the date of the change in control and such stock options and other stock awards shall be exercisable for 360 days following the date of termination. Also, we will pay health insurance premiums for Mr. Johnson, his spouse and other dependents for one year. In addition, we will provide Mr. Johnson with a tax gross-up payment with respect to excise taxes.

   In conjunction with the execution of Mr. Johnson's employment agreement, we
(a) granted Mr. Johnson a non-qualified option to acquire 100,000 shares of our class A common stock at a price of $2.00 per share, and (b) agreed to forgive the principal of an existing $200,000 promissory note and all accrued but unpaid interest on such forgiven principal amount in equal monthly installments over a two-year period, subject to Mr. Johnson's continuing employment. The option referenced above was cancelled on December 19, 2001 in exchange for 100,000 restricted units, each of which entitles Mr. Johnson to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant.

   Joseph Champ. We and Mr. Champ are parties to an employment agreement, dated March 19, 2001, as amended from time to time, pursuant to which Mr. Champ has agreed to serve as our Executive Vice President-Business Development and Chief Investment Officer for a term of three years, which will automatically be extended for successive one-year periods unless otherwise terminated. Mr. Champ's initial annual base salary was $350,000, which will be redetermined annually by our board of directors during the term of the agreement. Mr. Champ is eligible to receive incentive compensation as determined by our board of directors in an amount of up to one and one-half times his then current base salary, which amount for 2001 was fixed at 100% of the base salary paid by us to Mr. Champ from March 19, 2001 to December 31, 2001.

   Upon a termination of his employment due to Mr. Champ's death or disability, we will pay all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. Additionally, we will pay health insurance premiums for one year for Mr. Champ, his spouse and other dependents.

   If Mr. Champ terminates his employment for "good reason" or we terminate his employment without "cause," we will pay Mr. Champ all accrued and unpaid base salary, incentive compensation and pro rated incentive compensation for the year in which the termination occurs. In addition, we will pay Mr. Champ a severance amount equal to the sum of his average base salary and average incentive compensation payable for the remaining term of employment or 24 months, whichever is longer, subject to certain setoffs. Additionally, we will pay health insurance premiums for one year for Mr. Champ, his spouse and other dependents.

   If a "change in control," as defined in Mr. Champ's employment agreement, occurs and Mr. Champ's employment is terminated by us without "cause" or by Mr. Champ for "good reason" within 18 months after such change in control, we will pay the severance amount discussed above in equal installments over a period of 24 months and all stock options and other stock-based awards, other than the restricted unit award granted to Mr. Champ on April 12, 2001, will immediately vest and become exercisable for a period of 360 days, during which period Mr. Champ or his estate may make a one-time election and require us to, among other things, purchase each of his 550,000 restricted units, which he received in January 2002, for $3.84 per unit in cash. We will also pay health insurance premiums for Mr. Champ, his spouse and other dependents for one year. In addition, we will provide Mr. Champ with a tax gross-up payment with respect to excise taxes. Also, upon a change in control, we will forgive the then remaining balance of the recourse promissory note discussed in the next paragraph.

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

   In conjunction with the execution of Mr. Champ's employment agreement, we
(a) granted Mr. Champ a non-qualified option to acquire 550,000 shares of our class A common stock at a price of $1.75 per share, (b) granted Mr. Champ a restricted unit award of 150,000 shares of our class A common stock that vests in three equal annual installments commencing on March 19, 2002, (c) loaned Mr. Champ $250,000 evidenced by a promissory note that is recourse to Mr. Champ, bears no interest and is payable on the earlier of March 19, 2006 or the date Mr. Champ's employment with us is terminated by us with "cause" or by Mr. Champ for other than "good reason," and (d) loaned Mr. Champ $450,000 evidenced by a non-recourse, no personal liability promissory note that bears interest at the same rate as our senior credit facility and is payable on the earlier of March 19, 2004 or the date Mr. Champ's employment with us is terminated. The option to acquire 550,000 shares of our class A common stock referenced above was exchanged in January 2002 for 550,000 restricted units, each of which entitles Mr. Champ to receive one share of our class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant. In addition, subject to Mr. Champ's continued employment with us, we have agreed to forgive the principal amount of the recourse promissory note in equal annual installments over a five-year period.

   With respect to the employment agreements with our named executive officers discussed above, a "change in control" generally is defined under the agreements to include the following:

  . the acquisition of "beneficial ownership" (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended, which we will refer to as the "Exchange Act" in this proxy statement) of thirty-five percent or more of the combined voting power or economic interests of our then outstanding voting securities entitled to vote generally in the election of our directors by any individual, entity or "group" (within the meaning of Sections 13(d) and 14(d) of the Exchange
      Act) other than us, any of our subsidiaries, any "excluded group" (as defined below) or any initial purchaser of the shares of our series B preferred stock, provided that any transfer from any initial purchaser of our series B preferred stock or excluded group, as the case may be, will not result in a change in control if the transfer was part of a series of related transactions the effect of which, absent the transfer to the acquiring persons referenced above by the initial purchaser of our series B preferred stock or excluded group, as the case may be, would not have resulted in the acquisition by the acquiring persons referenced above of thirty-five percent or more of the combined voting power or economic interests of our then outstanding voting securities; or

  . during any 12 consecutive month period after June 30, 1999, the individuals who at the beginning of the applicable 12-month period constituted a majority of our class A directors and our class C directors cease for any reason to constitute at least a majority of our class A directors and class C directors. However, (i) any individual becoming a director whose election, or nomination for election by our stockholders, was approved by a vote of our stockholders having the right to designate such director and (ii) any director whose election to our board of directors, or whose nomination for election by our stockholders, was approved by the requisite vote of directors entitled to vote on the election or nomination in accordance with our restated certificate of incorporation, will, in each case, be considered as though the individual were a member of our incumbent class A and class C directors referenced above, but excluding, as a member of the class A and class C directors referenced above, any individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of our directors and further excluding any person who is an affiliate or associate of an acquiring person having or proposing to acquire beneficial ownership of twenty-five percent or more of the combined voting power of our then outstanding voting securities entitled to vote generally in the election of directors; or

  . the approval by our stockholders of a reorganization, merger or consolidation, in each case, with respect to which all or substantially all of the individuals and entities who were the respective beneficial owners of our voting securities immediately prior to the reorganization, merger or consolidation do not, following the reorganization, merger or consolidation, beneficially own, directly or indirectly, more than fifty-seven and one-half percent of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of our directors resulting from the reorganization, merger or consolidation; or

  . the sale or other disposition of assets representing fifty percent or more of our assets in one transaction or series of related transactions.

   For purposes of the employment agreements with our named executive officers discussed above, an "excluded group" is generally defined as a "group" (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) that includes one or more of the initial purchasers of our series B preferred stock, provided that the number of our voting securities beneficially owned by the initial purchasers of our series B preferred stock represents a majority of the voting securities beneficially owned by them.

Report of the Compensation Committee on Executive Compensation

   This compensation committee report relates to compensation decisions made by us, the compensation committee of Wyndham's board of directors. This compensation committee report will not be deemed to be incorporated by reference by any general statement incorporating this proxy statement by reference into any filing under the Securities Act of 1933 or under the Securities Exchange Act of 1934, except to the extent that Wyndham specifically incorporates this information by reference. This compensation committee report will not otherwise be deemed to be filed under such laws.

   Objectives of Executive Compensation. Wyndham's executive compensation program is intended to attract, motivate and retain key executives who are capable of leading Wyndham effectively and continuing its long-term growth. The compensation program for executives is comprised of base salary, annual incentives and long-term incentive awards. Base salary is targeted to be within a reasonable range of compensation for comparable companies and for comparable levels of expertise by executives. Annual incentives are based upon the achievement of one or more performance goals. Wyndham uses stock options, restricted unit awards and other equity based compensation in its long-term incentive programs.

   Compensation Committee Procedures. We establish the general compensation policies of Wyndham and implement and monitor its compensation and incentive plans and policies. Our committee is composed of five directors, none of whom is currently an officer or an employee of Wyndham. Final compensation determinations for each fiscal year are generally made after the end of the fiscal year, after audited financial statements for such year become available. At that time, bonuses, if any, are determined for the past year's performance, base salaries for the following fiscal year are set and long-term incentives, if any, are granted. For the year 2001, however, we awarded cash bonuses in December 2001.

   During 2001, we engaged an independent consulting firm to advise us with respect to compensation matters for our senior executives, including compensation amounts and the relative allocation of compensation among base salary, annual incentive compensation and long-term incentive compensation. In addition, we reviewed compensation levels of executive officers at other hospitality companies with revenues comparable to those of Wyndham. Some of these companies are the same companies that comprise the Dow Jones Industry Group Lodging to which Wyndham's stock performance is compared in this proxy statement. We targeted annual base compensation for our senior executives to be at the 50/th/ percentile of comparable companies and annual incentive and long-term compensation to be at the 75/th/ percentile of comparable companies. In setting base salary and determining annual incentive and long-term incentive awards, we also review recommendations by Mr. Kleisner for executive officers other than himself.

   We also review data contained in published surveys on executive compensation. The compensation committee based its decisions regarding base salary for the year ended December 31, 2001, in part, upon its review of such data. In general, the 2001 base salary for most executives was slightly above the median base salary for comparable companies.

   Members of our committee consult periodically by telephone prior to meetings at which we make compensation decisions. In addition, we exercise our independent discretion in determining the compensation of Wyndham's executive officers. Each element of executive compensation, as well as the compensation of Wyndham's chief executive officer, is discussed separately below.

   Base Salary. Base salaries are a fixed component of total compensation and do not relate to Wyndham's performance. Base salaries are determined by us after reviewing the salaries paid by hospitality companies of similar size and performance. For 2001, the average base salary increase was approximately 3.6 percent.

   Annual Incentives. Annual incentives are provided in the form of cash bonuses. Annual incentives are designed to reward executives and management for Wyndham's annual growth and achievement and are therefore generally tied to Wyndham's performance. We generally award cash bonuses to those executives who meet established goals, with the amount of the award based upon each executive's base salary and the level to which such executive's performance met and exceeded the established goal. The maximum annual incentive compensation for executives ranges from 50% to 300% of annual base salary. For the three top senior executives, the goal for bonus is three-fold: EBITDA targets, total return to stockholders and individual performance. Although financial objectives were not met for 2001, we determined to award bonuses to the three top senior executives equal to 25 percent of the maximum bonus for which each such executive was eligible based on their individual performances. For executives in hotel operations, the goal for bonus is two-fold: EBITDA targets and individual performance. Although EBITDA targets were not met, we determined to award reduced bonuses in recognition of superior individual performances. Executives in hotel operations with the title Corporate Vice President and above who received superior ratings from their immediate supervisors received bonuses equal to 25 percent of the maximum bonus for which each such executive was eligible. For executives in corporate operations, the goal for bonus is two-fold: EBITDA targets and total return to stockholders. Although financial objectives were not met for 2001, we determined to award bonuses based on individual performances. Executives in corporate operations with the title of Vice President and above who received superior ratings from their immediate supervisors received bonuses equal to 25 percent of the maximum bonus for which each such executive was eligible. Notwithstanding the foregoing, in some instances a bonus was awarded to a new executive pursuant to the terms of such executive's employment agreement, which provided for a bonus in a predetermined amount for the initial year of employment.

   In December 2001, Wyndham paid retention bonuses aggregating $6,233,742 to a group of 252 employees, including $2,390,550 to our five named executive officers. Wyndham's board of directors approved the payment of the retention bonuses to such employees to ensure that Wyndham continued to retain its management team during the economic slowdown. Each employee is obligated to repay the bonus if, prior to January 1, 2003, the employee's employment with Wyndham is terminated by the employee without "good reason" or by Wyndham for "cause." The retention bonuses will be amortized by Wyndham during 2002.

   Long-term Incentives. Long-term incentives are provided through the grant of stock options and restricted unit awards. These grants are designed to align the interests of Wyndham's executives with its long-term goals and the interests of its stockholders as well as to encourage high levels of stock ownership among its executives. Wyndham has a broad-based stock option award program that generally is granted annually to all employees with the title "General Manager" and above. These annual option grants vest over three years. In addition, new executives who enter into employment agreements with Wyndham are eligible to receive a one-time initial option grant that vests over four years and may receive restricted unit awards that vest over several years. Executives who are marked as high potential and key to the long-term growth of Wyndham may also receive a Chairman's award that entitles them to receive a special option award. Both the one-time initial option grants and the Chairman's awards are more generous in size than the annual option grants.

   On April 12, 2001, Wyndham granted 5,437,500 restricted unit awards to a group of 23 executives. Wyndham's board of directors determined that these awards were appropriate to ensure the continued employment of these executives with Wyndham as well as to ensure that the compensation packages offered by Wyndham to its executives remained competitive with those offered by comparable companies.

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

   On November 19, 2001, Wyndham commenced an offer to exchange stock options granted on or after January 1, 2000 to each employee of Wyndham (other than Messrs. Kleisner, Teng and Champ) that received a performance rating in November 2001 that met or exceeded the standards set for such employee's position. Because the stock options eligible for exchange had exercise prices significantly above the trading price of a share of class A common stock, the board of directors approved the offer in order to provide an incentive to the eligible employees for their continued efforts on behalf of, and their dedication to, Wyndham. In return for each option tendered, an eligible employee would receive one restricted unit that would vest in equal amounts on the third, fourth and fifth anniversaries of the date of grant, subject to earlier vesting in certain circumstances. Pursuant to the offer, Wyndham accepted for cancellation options to purchase 5,324,976 shares of class A common stock and granted one restricted unit for each share of class A common stock underlying each such option.

   Compensation of Chief Executive Officer. We set Mr. Kleisner's base salary for the year ended December 31, 2001 at or around the median base salary for chief executive officers of comparable companies. Mr. Kleisner's 2001 base salary was $662,000. For 2001, we awarded Mr. Kleisner a cash bonus of $496,500 (equal to 25 percent of the maximum bonus for which Mr. Kleisner was eligible). This cash bonus was awarded in recognition of Mr. Kleisner's individual performance in leading Wyndham during a difficult year. In addition, as discussed above, Mr. Kleisner was paid a retention bonus of $993,000 in December 2001.

   In February 2001, in special recognition of Mr. Kleisner's value and leadership to Wyndham, Wyndham loaned Mr. Kleisner $665,000, which is evidenced by a no personal liability, non-recourse promissory note. On April 12, 2001, we also awarded 1,500,000 restricted units to Mr. Kleisner. Each restricted unit entitles Mr. Kleisner to receive one share of class A common stock upon the satisfaction of certain vesting requirements. The restricted units vest on the third, fourth and fifth anniversaries of the date of grant.

   Tax Considerations. Our executive compensation strategy is designed to be cost-effective and tax-effective. Therefore, our policies are, where possible and considered appropriate, to preserve corporate tax deductions, including the deductibility of compensation paid to the named executive officers pursuant to
Section 162(m) of the Internal Revenue Code, while maintaining the flexibility to approve compensation arrangements that we deem to be in the best interests of Wyndham and its stockholders, but which may not always qualify for full tax deductibility.

   Submitted by the compensation committee

            Scott A. Schoen, Chairman
            Leonard Boxer
            Stephen T. Clark
            Marc J. Rowan
            Sherwood M. Weiser

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

Report of the Audit Committee

   Our committee was established by Wyndham's board of directors. Pursuant to the audit committee charter adopted by the board of directors, among other things, we:

  . oversee Wyndham's financial reporting process on behalf of the board of directors,

  .   make recommendations concerning the appointment of independent auditors,

  .   review the activities and independence of the independent auditors,

  . review and discuss the audited financial statements with Wyndham's management and the independent auditors,

  . discuss with the independent auditors their judgment about the quality, along with the appropriateness and acceptability, of Wyndham's accounting principles, financial disclosures and underlying estimates,

  . review and discuss with Wyndham's management and the independent auditors significant proposed changes in accounting principles and their impact on the financial statements, and

  . review with the independent auditors and Wyndham's management the adequacy of Wyndham's internal controls.

   Wyndham's management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling our oversight responsibilities, we reviewed the audited financial statements in Wyndham's Annual Report on Form 10-K with management, including a discussion regarding the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements.

   We reviewed with PricewaterhouseCoopers LLP, Wyndham's independent auditors, who are responsible for expressing an opinion on the conformity of Wyndham's audited financial statements with general accepted accounting principles, their judgments as to the quality, not just the acceptability, of Wyndham's accounting principles and such other matters as are required to be discussed with us under generally accepted auditing standards, including Statement on Auditing Standards No. 61, as amended, modified or supplemented. In addition, we discussed with PricewaterhouseCoopers LLP their independence from Wyndham and management, including the matters set forth in the written disclosures required by the Independence Standards Board in Standard No. 1 (Independence Discussion with Audit Committee), as amended, modified or supplemented, which we received from PricewaterhouseCoopers LLP.

   We discussed with the internal auditors and independent auditors the overall scope and plans for their respective audits. We met with the internal auditors and independent auditors, with and without management present, to discuss the results of their examinations, their evaluations of Wyndham's internal controls and the overall quality of Wyndham's financial reporting. We held seven meetings during 2001.

   In reliance on the reviews and discussions referred to above, we recommended to the board of directors (and the board of directors approved such recommendation) that the audited financial statements be included in Wyndham's Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission. We and the board of directors have also recommended, subject to stockholder approval, the selection of PricewaterhouseCoopers LLP as Wyndham's independent auditors for the year ending December 31, 2002. In making such recommendation to the board of directors, we considered whether the provision by PricewaterhouseCoopers LLP of services other than the annual audit and quarterly reviews is compatible with maintaining PricewaterhouseCoopers LLP's independence.

   Submitted by the audit committee

            Stephen T. Clark, Chairman
            Leonard Boxer
            Norman Brownstein
            Paul Fribourg

                            STOCK PERFORMANCE GRAPH

   The following graph provides a comparison of the cumulative total stockholder return assuming $100 was invested on December 31, 1996, assuming the reinvestment of any dividends, in each of the following: before June 30, 1999 paired shares of Wyndham International, Inc. and Patriot American Hospitality, Inc. and after June 30, 1999 shares of our class A common stock; the Dow Jones Industry Group Lodging; and the Standard & Poor's 500 Index.
                                    [CHART]


                         COMPARE CUMULATIVE TOTAL RETURN
                       AMONG WYNDHAM INTERNATIONAL, INC.,
                   S&P 500 INDEX AND S&P INDUSTRY GROUP INDEX




                   WYNDHAM            S&P INDUSTRY        S&P 500
              INTERNATIONAL INC.          GROUP            INDEX
              ------------------      ------------        -------
1996               $100.00               $100.00          $100.00
1997                139.69                110.40           133.36
1998                 30.38                 88.24           171.47
1999                 15.98                 77.95           207.56
2000                  9.51                 91.48           188.66
2001                  3.04                 92.19           166.24


                     ASSUMES $100 INVESTED ON DEC. 31, 1996
                          ASSUMES DIVIDEND REINVESTED
                        FISCAL YEAR ENDING DEC. 31, 2001

                   SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                             OWNERS AND MANAGEMENT

   Except as otherwise noted, the following table sets forth certain information as of March 1, 2002 as to the security ownership of those persons owning of record or known to us to be the beneficial owner of more than five percent of our class A common stock or our series B preferred stock, each of our directors, director nominees and named executive officers, and all of our directors, director nominees and named executive officers as a group. All share ownership amounts have been adjusted to give effect to a dividend on our series B preferred stock that was paid on March 31, 2002 in additional shares of our series B preferred stock. So far as is known to us, the persons named below have sole voting and investment power with respect to the number of shares set forth opposite their names unless otherwise indicated. In accordance with applicable rules of the Securities and Exchange Commission, shares issuable within 60 days of March 1, 2002 upon the exercise of options, conversion of convertible securities or vesting of restricted unit awards are deemed to be outstanding for the purpose of computing the percentage ownership of the persons beneficially owning such securities, but have not been deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Each share of series B preferred stock is convertible into 11.6414 shares of class A common stock.

                                                        class A common stock    series B preferred stock
                                                      -----------------------  --------------------------
                                                       Number of      Percent    Number of        Percent
                  Beneficial Owner                      Shares        of Class    Shares          of Class
                  ----------------                    -----------     -------- --------------     --------
Karim Alibhai........................................   3,888,479(1)     2.3%
Leon D. Black........................................      13,125(2)       *
Leonard Boxer........................................     183,409(3)       *
Norman Brownstein....................................      39,375(4)       *
Joseph Champ.........................................      35,775          *
Stephen T. Clark.....................................     112,872(5)       *
Milton Fine..........................................   3,130,564(6)     1.9%
Paul Fribourg........................................      39,375(7)       *
Susan T. Groenteman..................................      51,488(8)       *
David Johnson........................................     293,384(9)       *
Fred J. Kleisner.....................................     830,333(10)      *
Thomas H. Lee........................................      13,125(11)      *             --  (12)      0
Alan M. Leventhal....................................      13,125(13)      *             --  (14)      0
William L. Mack......................................     363,909(15)      *
Lee S. Neibart.......................................      17,800(16)      *
Marc J. Rowan........................................      26,250(17)      *
Rolf E. Ruhfus.......................................   2,884,396(18)    1.7%
Scott A. Schoen......................................      26,250(19)      *             --  (20)      0
Richard Smith........................................      60,000(21)      *
Scott M. Sperling....................................      13,125(22)      *             --  (23)      0
Lynn Swann...........................................      49,291(24)      *
Theodore Teng........................................     247,032          *
Sherwood M. Weiser...................................     132,729(25)      *
All directors and named executive officers as a group  12,465,211        7.4%
Harlan R. Crow and Crow Entities.....................  10,669,467(26)    6.4%
The Baupost Group, L.L.C.............................  18,199,881(27)   10.8%
The PNC Financial Services Group, Inc., PNC
  Bancorp, Inc. and PNC Bank, National Association...   9,288,178(28)    5.5%
Investors............................................ 140,354,435       45.5%  12,056,491.090(29)  100.0%
 Apollo Investors....................................  64,914,084       27.9%   5,576,140.668(30)   46.3%
 Beacon Investors....................................  21,053,180       11.1%   1,808,474.968(31)   15.0%
 THL Investors.......................................  42,246,582       20.1%   3,628,994.933(32)   30.1%
 Chase Equity Associates, L.P........................   3,508,857        2.0%     301,411.900(33)    2.5%
 CMS Investors.......................................   1,024,567          *       88,010.627(34)      *
 CKE Investors.......................................     140,346          *       12,055.760(35)      *
 PW Hotel I, LLC and PaineWebber Capital, Inc........   3,508,857        2.0%     301,411.900(36)    2.5%
 Guayacan Investors..................................     140,346          *       12,055.760(37)      *
 Strategic Real Estate Investors.....................   3,508,857        2.0%     301,411.900(38)    2.5%
 The Bonnybrook Trust, The Franklin Trust and The
   Dartmouth Trust...................................     308,761          *       26,522.666(39)      *

--------
*   Less than 1%.
(1) Includes options to purchase 115,624 shares of our class A common stock granted to Mr. Alibhai which are currently exercisable or will be exercisable within 60 days of March 1, 2002. The number of shares beneficially held by Mr. Alibhai includes an aggregate 21,357 shares beneficially owned by Gencom Executive Plan, Inc. Mr. Alibhai disclaims beneficial ownership of these shares, except to the extent of his ownership interest in such corporation.
(2) Includes options to purchase 13,125 shares of our class A common stock granted to Mr. Black which are currently exercisable or will be exercisable within 60 days of March 1, 2002. This amount does not include shares held by family trusts over which Mr. Black does not serve as trustee or by other family members, which we will collectively refer to as the "Black family trusts," or the persons as described in note 30 below. Mr. Black disclaims beneficial ownership of all securities held by the Black family trusts and the persons described in note 30 below.
(3) Includes options to purchase 91,058 shares of our class A common stock granted to Mr. Boxer which are currently exercisable or will be exercisable within 60 days of March 1, 2002 and 26,167 deferred unit awards of our class A common stock.
(4) Includes options to purchase 39,375 shares of our class A common stock granted to Mr. Brownstein which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(5) Includes options to purchase 52,500 shares of our class A common stock granted to Mr. Clark which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(6) Includes 1,164,604 shares beneficially owned by the Milton Fine 1997 Charitable Remainder Unitrust; 1,159,619 shares beneficially owned by the Milton Fine 1998 Charitable Remainder Unitrust; and 787,104 shares beneficially owned by the Milton Fine Grantor Annuity Trust. This amount also includes options to purchase 13,125 shares of our class A common stock granted to Mr. Fine which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(7) Includes options to purchase 39,375 shares of our class A common stock granted to Mr. Fribourg which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(8) Includes options to purchase 28,733 shares of our class A common stock granted to Ms. Groenteman which are currently exercisable or will be exercisable within 60 days of March 1, 2002 and 5,736 deferred unit awards of our class A common stock. Does not include shares held by the persons described in note 26 below. Ms. Groenteman disclaims beneficial ownership of all such shares.
(9) Includes options to purchase 217,794 shares of our class A common stock granted to Mr. Johnson which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(10) Includes options to purchase 440,000 shares of our class A common stock granted to Mr. Kleisner which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(11) Includes options to purchase 13,125 shares of our class A common stock granted to Mr. Lee which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(12) Does not include shares held by family trusts and shares held by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Foreign Fund IV-B, L.P., Thomas H. Lee Charitable Investment Limited Partnership and AIF/THL PAH LLC, as described in note 32 below. Mr. Lee disclaims beneficial ownership of all such securities.
(13) Includes options to purchase 13,125 shares of our class A common stock granted to Mr. Leventhal which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(14) Does not include shares held by the persons described in note 31 below. Mr. Leventhal disclaims beneficial ownership of all such securities.
(15) Includes options to purchase 13,125 shares of our class A common stock granted to Mr. Mack which are currently exercisable or will be exercisable within 60 days of March 1, 2002. This amount does not include shares held by family trusts over which Mr. Mack does not serve as trustee or by other family members, which we will collectively refer to as the "Mack family trusts," or shares held by the persons described in note 30 below. Mr. Mack disclaims beneficial ownership of all securities held by the Mack family trusts and the persons described in note 30 below.

(16) Includes options to purchase 13,125 shares of our class A common stock granted to Mr. Neibart which are currently exercisable or will be exercisable within 60 days of March 1, 2002. This amount does not include shares held by the persons described in note 30 below. Mr. Neibart disclaims beneficial ownership of all securities held by the persons described in note 30 below.
(17) Includes options to purchase 26,250 shares of our class A common stock granted to Mr. Rowan which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(18) Includes 74,953 shares held by Hotel Growth Partners, L.P. and options to purchase 13,125 shares of our class A common stock granted to Mr. Ruhfus which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(19) Includes options to purchase 26,250 shares of our class A common stock granted to Mr. Schoen which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(20) Does not include shares held by THL Equity Fund, THL Foreign Fund and THL Foreign Fund B, as described in note 32 below.
(21) Includes options to purchase 150,000 shares of our class A common stock granted to Mr. Smith which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(22) Includes options to purchase 13,125 shares of our class A common stock granted to Mr. Sperling which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(23)Does not include shares held by THL Equity Fund, THL Foreign Fund and THL Foreign Fund B, as described in note 32 below.
(24) Includes options to purchase 49,291 shares of our class A common stock granted to Mr. Swann which are currently exercisable or will be exercisable within 60 days of March 1, 2002.
(25) Includes options to purchase 52,091 shares of our class A common stock granted to Mr. Weiser which are currently exercisable or will be exercisable within 60 days of March 1, 2002. The number of shares beneficially held by Mr. Weiser also includes 254 shares of our class A common stock and 3,460 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW WLT, LLC and 6,443 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW GB, LLC and 17,161 partnership units in Patriot American Hospitality Partnership, L.P. and Wyndham International Operating Partnership, L.P. held by SMW SG, LLC.
(26) Consists of the following entities and person (with the number of shares of our class A common stock directly beneficially owned by such entity being indicated): G-1 Securities, L.P., 370,413 shares; G-2 Securities, L.P., 2,022,892 shares; G-3 Securities, L.P., 6,246,997 shares; CFH Capital Resources, L.P., 1,717,328 shares; Mill Spring Holdings, Inc., 73,397 shares; Houston Greenspoint Associates, L.P., 599 shares; Trammell Crow 1994 Revocable Trust, 156,038 shares; Wyndham Hotel Management Corporation, 78,934 shares; and Harlan R. Crow, 2,869 shares. CFHS, L.L.C. is the general partner of G-1 Securities, L.P., G-2 Securities, L.P., G-3 Securities, L.P. and CFH Capital Resources, L.P. Crow Family, Inc. serves as the manager of CFHS, L.L.C. Mr. Harlan R. Crow is a director, chief executive officer and a principal stockholder of Crow Family, Inc. and Mill Spring Holdings, Inc. Mr. Crow is a trustee of the Trammell Crow 1994 Revocable Trust. By virtue of the relationships among the parties, CFHS, L.L.C., Crow Family, Inc. and Mr. Crow may be deemed to share voting and dispositive power with respect to the shares directly owned by the foregoing partnerships and Mr. Crow may be deemed to share voting and dispositive power with respect to the shares directly owned by Mill Spring Holdings, Inc. and the Trammell Crow 1994 Revocable Trust. Mr. Crow is the president and a director of Wyndham Hotel Management Corporation. The general partner of Houston Greenspoint Hotel Associates, L.P. is Greenspoint Associates, Ltd., whose general partner is The New Greenspoint Hotel Corporation of which Mr. Crow is a director, president and trustee of a trust that beneficially owns 100% of the corporation. The address of each of the foregoing entities and Mr. Crow is 2100 McKinney Avenue, Dallas, Texas. The foregoing information is based on the Amendment No. 1 to Schedule 13D filed by certain of the foregoing entities on March 25, 1998, as amended by additional information provided by the foregoing entities as of April 23, 2001. Ms. Groenteman is an officer and director of Crow Family, Inc., Mill Spring Holdings, Inc. and The New Greenspoint Hotel Corporation and also serves as an officer, director or trustee of various entities that have equity interests in the entities reported above that directly own shares of class A common stock. Ms. Groenteman disclaims beneficial ownership of all such shares.
(27) Based on a Schedule 13G filed on January 10, 2002 by The Baupost Group, L.L.C., SAK Corporation and Seth A. Klarman, each of whose address is 10 St. James Avenue, Suite 2000, Boston, Massachusetts 02116. According to the Schedule 13G, The Baupost Group, L.L.C. is a registered investment advisor, and SAK Corporation is the manager of The Baupost Group, L.L.C. Mr. Klarman is the sole director of SAK Corporation. According to the
     Schedule 13G, The Baupost Group, L.L.C. has sole voting and dispositive power with respect to such shares.
(28) Based on a Schedule 13G filed on February 12, 2002 by PNC Financial Services Group, Inc., PNC Bancorp, Inc. and PNC Bank, National Association. PNC Financial Services Group, Inc. and PNC Bank, National Association are located at One PNC Plaza, 249 Fifth Avenue, Pittsburgh, Pennsylvania 15222-2707. PNC Bancorp, Inc. is located at 222 Delaware Avenue, Wilmington, Delaware 19801. According to the Schedule 13G, PNC Financial Services Group, Inc. is a holding company. PNC Bancorp, Inc. is a holding company and is a wholly-owned subsidiary of PNC Financial Service Group, Inc. PNC Bank, National Association is a bank and is a wholly-owned subsidiary of PNC Bancorp, Inc. According to the Schedule 13G, each of the foregoing entities has sole voting power with respect to 101 shares, shares voting power with respect to none of the shares, has sole dispositive power with respect to 3,474,882 shares and shares dispositive power with respect to 5,813,195 shares.
(29) On June 30, 1999, we issued shares of our series B preferred stock to a group of investors, which we will collectively refer to as the "Investors" for purposes of this proxy statement. All of the Investors are parties to a stockholders' agreement, dated as of June 29, 1999, pursuant to which each of (i) Apollo Management IV, L.P. and Apollo Real Estate IV, L.P., and (ii) THL Equity Advisors IV, LLC, whom we will refer to as the "Lead Stockholders" for purposes of this proxy statement, have the right, for so long as the Investors are entitled to designate eight class B directors, to designate four directors to our board of directors. At such time as the Investors are entitled to designate fewer than eight class B directors, the right to designate will be allocated between the Lead Stockholders based on a formula. For so long as the stockholders' agreement is in effect, each Investor has agreed to vote its shares of our class A common stock and our series B preferred stock in favor of the director nominees of the Lead Stockholders. Pursuant to the stockholders' agreement, the Investors have also agreed to certain restrictions on the transfer of their shares of our series B preferred stock. By virtue of the stockholders' agreement and the relationships among the Investors, the Investors may be deemed to constitute a "group" within the meaning of Rule 13d-5(b) under the Exchange Act. As a member of a group, each reporting person may be deemed to share voting and dispositive power with respect to, and therefore beneficially own, the shares beneficially owned by the members of the group as a whole. Each person or entity who has filed a
     Schedule 13D with respect to the shares expressly disclaims beneficial ownership of shares held by any other Investors and of shares held individually by certain directors or executive officers of certain Investors.
(30) Consists of the following entities, which we will collectively refer to as the "Apollo Investors" for purposes of this proxy statement (with the number of shares of our series B preferred stock directly beneficially owned by such entity being indicated): Apollo Investment Fund IV, L.P., 3,074,408.536 shares; Apollo Overseas Partners IV, L.P.; Apollo Advisors IV, L.P.; Apollo Management IV, L.P.; Apollo Real Estate Investment Fund IV, L.P., 1,537,203.671 shares; and Apollo Real Estate Advisors IV, L.P.; AIF/THL PAH LLC, 964,528.461 shares. Apollo Advisors IV, L.P. is the general partner of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. Apollo Management IV, L.P. is the day-to-day manager of Apollo Investment Fund IV, L.P. and Apollo Overseas Partners IV, L.P. Apollo Real Estate Advisors IV, L.P. is the general partner of Apollo Real Estate Investment Fund IV, L.P. and an affiliate of Apollo Management IV, L.P. Apollo Management IV, L.P. and THL Equity Advisors IV, LLC serve as the managers of AIF/THL PAH LLC. They share voting and dispositive power with respect to 31.25% of the securities held by AIF/THL PAH LLC and Apollo Management IV, L.P. has the sole right to direct the voting and disposition of the remaining securities held by AIF/THL PAH LLC. By virtue of the relationships among the foregoing persons, each may be deemed to share voting and dispositive power with respect to the shares directly beneficially owned by them. The address of each of the foregoing persons is c/o Apollo Advisors IV, L.P., Two Manhattanville Road, Purchase, New York 10577. Messrs. Black, Mack
    and Neibart are founding principals of Apollo Real Estate Advisors IV, L.P., and Mr. Black is also a founding principal of Apollo Advisors IV, L.P. Each of Messrs. Black, Mack and Neibart expressly disclaims beneficial ownership of the shares held by the foregoing persons. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(31) Consists of the following entities (with the number of shares of our series B preferred stock directly beneficially owned by such entity being indicated): Beacon Capital Partners, L.P.; BCP Voting Inc., as voting trustee for the Beacon Capital Partners Voting Trust, 1,808,474.968 shares; Beacon Capital Partners, Inc.; Beacon Lodging, Inc. Beacon Capital Partners, Inc. is the general partner of Beacon Capital Partners, L.P. BCP Voting, Inc. is a wholly-owned subsidiary of Beacon Capital Partners, Inc. Beacon Capital Partners, Inc. may be deemed the beneficial owner of the shares held by Beacon Capital Partners, L.P., BCP Voting, Inc. and Beacon Lodging, Inc. Each of Beacon Capital Partners, L.P., BCP Voting, Inc. and Beacon Lodging, Inc. has shared voting and shared dispositive power with respect to the shares directly owned by it, and Beacon Capital Partners, Inc. has shared voting and shared dispositive power with respect to the shares beneficially owned by it. Mr. Leventhal is Chairman of the Board and Chief Executive Officer of Beacon Capital Partners, Inc. and Messrs. Sperling and Clark are directors of Beacon Capital Partners, Inc. and BCP Voting, Inc. The address of Beacon Capital Partners, L.P., BCP Voting, Inc., Beacon Capital Partners, Inc. and Beacon Lodging, Inc. is c/o Beacon Capital Partners Inc., 1 Federal Street, 26th Floor, Boston, Massachusetts 02110. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 13, 1999, as amended by Amendment No. 1 thereto filed on December 17, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(32) Consists of the following entities and persons (with the number of shares of our series B preferred stock directly beneficially owned by such entity or person being indicated): Thomas H. Lee Equity Fund IV, L.P., 3,073,658.163 shares; Thomas H. Lee Foreign Fund IV, L.P., 106,250.751 shares; Thomas H. Lee Foreign Fund IV-B, L.P., 298,523.017 shares; THL Equity Advisors IV, LLC; Thomas H. Lee Charitable Investment Limited Partnership, 19,985.062 shares; Thomas H. Lee; and the following parties who are employed by or affiliated with employees of Thomas H. Lee Company:
     State Street Bank & Trust Company as Trustee of the 1997 Thomas H. Lee Nominee Trust, 46,663.030 shares; David V. Harkins, 10,758.608 shares; The 1995 Harkins Gift Trust, 1,204.380 shares; Scott A. Schoen, 8,965.359 shares; C. Hunter Boll, 8,965.359 shares; Sperling Family Limited Partnership, 8,965.359 shares; Anthony J. DiNovi, 8,965.359 shares; Thomas
     M. Hagerty, 8,965.359 shares; Warren C. Smith, Jr., 8,479.335 shares; Smith Family Limited Partnership, 486.018 shares; Seth W. Lawry, 3,735.628 shares; Kent R. Weldon, 2,495.313 shares; Terrence M. Mullen, 1,987.951 shares; Todd M. Abbrecht, 1,987.951 shares; Charles A. Brizius, 1,494.816 shares; Scott Jaeckel, 563.071 shares; Soren Oberg, 563.071 shares; Thomas
     R. Shepherd, 1,050.277 shares; Joseph J. Incandela, 525.136 shares; Wendy
     L. Masler, 240.636 shares; Andrew D. Flaster, 240.636 shares; Robert Schiff Lee 1988 Irrevocable Trust, 903.288 shares; Stephen Zachary Lee,
     903.288 shares; Charles W. Robins as Custodian for Jesse Lee, 602.190 shares; Charles W. Robins, 240.636 shares; James Westra, 240.636 shares; Adam A. Abramson, 150.544 shares; Joanne M. Ramos, 84.162 shares; and Wm. Matthew Kelley, 150.544 shares. The address of each of Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Foreign Fund IV-B, L.P., THL Equity Advisors IV, LLC, Thomas H. Lee Charitable Investment Limited Partnership and Thomas H. Lee is c/o Thomas
     H. Lee Company, 75 State Street, Suite 2600, Boston, Massachusetts 02109. Information with respect to AIF/THL PAH LLC is set forth in note 30 above. THL Equity Advisors IV, LLC is the general partner of Thomas H Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P. Thomas H. Lee is the general partner of Thomas H. Lee Charitable Investment Limited Partnership and the managing member of THL Equity Advisors IV, LLC. Each of Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Foreign Fund IV-B, L.P., Thomas H. Lee Charitable Investment Limited Partnership and the other persons set forth above has shared voting and shared dispositive power with respect to the shares held directly by such entity or person. In addition, Mr. David V. Harkins may be deemed to share voting and dispositive power over the shares held by the Harkins Gift Trust. The filing of the Schedule 13D is not an admission that Mr. Harkins is the beneficial owner of such shares. Mr. Warren C. Smith, Jr. may be deemed to share voting and dispositive power over the shares held by the Smith Family Limited Partnership. The filing of the Schedule 13D is not an admission that Mr. Smith is the beneficial owner of such shares. AIF/THL PAH LLC has shared voting and shared dispositive power with respect to the shares it directly owns. THL Equity Advisors IV, LLC may be deemed to share voting and dispositive power with respect to the shares owned directly by Thomas
    H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas
    H. Lee Foreign Fund IV-B, L.P., and to share voting and dispositive power with respect to 897,862.550 of the shares directly owned by AIF/THL PAH LLC. The filing of the Schedule 13D is not an admission that THL Equity Advisors IV, LLC is the beneficial owner of any such shares. Mr. Thomas H. Lee may be deemed to share voting and dispositive power with respect to the shares beneficially owned by THL Equity Advisors IV, LLC and Thomas H. Lee Charitable Investment Limited Partnership. The filing of the Schedule 13D is not an admission that Mr. Lee is the beneficial owner of any such shares. Each of the foregoing persons expressly disclaims beneficial ownership of shares held by any other Investors or of shares held individually by certain directors or executive officers of certain of the Investors. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(33) Based on Schedule 13D filed by Chase Equity Associates, L.P. on July 13, 1999, as amended by Amendment No. 1 thereto filed on February 14, 2000 (with share amount adjusted to reflect subsequent stock dividends). The address of Chase Equity Associates, L.P. is c/o Chase Capital Partners, 380 Madison Avenue, 12th Floor, New York, New York 10017.
(34) Consists of the following entities (with the number of shares of our series B preferred stock directly beneficially owned by such entity indicated): CMS Co-Investment Subpartnership, 85,118.199 shares; CMS Diversified Partners, L.P., 2,892.428 shares; CMS Co-Investment Partners, L.P.; CMS Co-Investment Partners I-Q, L.P.; CMS Co-Investment Associates, L.P.; CMS 1997 Investment Partners, L.P.; CMS/DP Associates, L.P.; MSPS Co-Investment, Inc.; CMS 1997, Inc.; MSPS/DP, Inc.; and CMS 1995, Inc. CMS Co-Investment Subpartnership is a general partnership whose partners are CMS Co-Investment Partners, L.P. and CMS Co-Investment Partners I-Q, L.P. CMS Associates, L.P. and CMS 1997 Investment Partners, L.P. serve as the general partners of CMS Co-Investment Partners, L.P. and CMS Co-Investment Partners I-Q, L.P. The sole general partner of CMS Co-Investment Associates, L.P. is MSPS Co-Investment, Inc. and the sole general partner of CMS 1997 Investment Partners, L.P. is CMS 1997, Inc. The address of each of the foregoing persons is c/o CMS Affiliated Partnerships, Two Bala Plaza, 333 City Line Avenue, Suite 300, Bala Cynwyd, Pennsylvania 19004. CMS Co-Investment Subpartnership has sole voting and dispositive power with respect to the shares that it directly owns, but CMS Co-Investment Subpartnership, CMS Co-Investment, L.P., CMS Co-Investment I-Q, L.P., CMS Co-Investment Associates, L.P. and CMS 1997 Investment Partners, L.P. may be deemed to share voting and dispositive power with respect to such shares and the shares owned directly by CMS Diversified Partners, L.P. CMS Diversified Partners, L.P. has sole voting and dispositive power with respect to the shares that it directly owns, but CMS Diversified Partners, L.P., CMS/DP Associates, L.P. and CMS 1997 Investment Partners, L.P. may be deemed to share voting and dispositive power with respect to such shares and the shares owned directly by CMS Co-Investment Subpartnership. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(35) Consists of the following entities and persons (with the number of shares of our series B preferred stock directly beneficially owned by such entity or person indicated): CKE Associates LLC, 12,055.760 shares; The Ovitz Family Limited Partnership; The Michael and Judy Ovitz Revocable Trust; and Michael S. Ovitz. The Ovitz Family Limited Partnership is the managing member of CKE Associates LLC and The Michael and Judy Ovitz Revocable Trust is the general partner of The Ovitz Family Limited Partnership. Mr. Ovitz and his wife, Judy L. Ovitz, serve as the trustees of The Michael and Judy Ovitz Revocable Trust. CKE Associates LLC has shared voting and dispositive power with respect to the shares directly owned by it and each of The Ovitz Family Limited Partnership, The Michael and Judy Ovitz Revocable Trust and Mr. Ovitz may be deemed to share voting and dispositive power with respect to such shares. The address of each of the foregoing persons is c/o Dreyer, Edmonds & Associates, 335 South Grand Avenue, Suite 4150, Los Angeles, California 90071. The foregoing is based on the Schedule 13D filed by the foregoing persons on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).

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

(36) Based on the Schedule 13D filed on July 12, 1999 by PW Hotel I, LLC and PaineWebber Capital, Inc. (with share amounts adjusted to reflect subsequent stock dividends), each of whose address is 1285 Avenue of the Americas, New York, New York 10019. PW Hotel I, LLC has direct beneficial ownership of 301,411.900 shares of our series B preferred stock. PaineWebber Capital, Inc. is the managing member of PW Hotel I, LLC. PaineWebber Capital, Inc. and PW Hotel I, LLC share voting and dispositive power with respect to such shares.
(37) Consists of the following entities and persons (with the number of shares of our series B preferred stock directly owned by such entity or person being indicated): Guayacan Private Equity Fund Limited Partnership, 12,055.760 shares; Advent-Morro Equity Partners, Inc.; Venture Management, Inc.; and Cyril L. Meduna. The general partner of Guayacan Private Equity Fund Limited Partnership is Advent-Morro Equity Partners, Inc., which is controlled by Venture Management, Inc., which in turn is wholly-owned by Mr. Meduna. By virtue of the relationship among these parties, each may be deemed to share beneficial ownership of the shares owned by Guayacan Private Equity Fund Limited. The address of each of the foregoing persons is c/o Advent-Morro Partners, Banco Popular Building, Suite 903, 206 Calle Tetuan, San Juan, Puerto Rico 00902. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 13, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(38) Consists of the following entities (with the number of shares of our series B preferred stock directly beneficially owned by such entity being indicated): Strategic Real Estate Investments I, L.L.C., 301,411.900 shares; Lend Lease Real Estate Investments, Inc.; and Rosen Consulting Group, Inc. The address of Strategic Real Estate Investments, I, L.L.C. and Rosen Consulting Group, Inc. is 1995 University Avenue, Suite 550, Berkeley, California 94704, and the address of Lend Lease Real Estate Investments, Inc. is 3424 Peachtree Road, Suite 800, Atlanta, Georgia 30326. Strategic Real Estate Investments I, L.L.C. has shared voting and dispositive power with respect to the shares directly owned by it. Each of the foregoing persons expressly disclaims beneficial ownership of any shares not held directly by it. The foregoing share amount does not include 1,096,799 shares of our class A common stock that are managed by Lend Lease Rosen Real Estate Securities, Inc. for its clients. Mr. Kenneth
     T. Rosen, a Manager of Strategic Real Estate Investments I, L.L.C., is also Chief Executive Officer of Lend Lease Rosen Real Estate Securities, Inc. The foregoing information is based on the Schedule 13D filed by the foregoing persons on July 12, 1999 (with share amounts adjusted to reflect subsequent stock dividends).
(39) Based on the Schedule 13D filed on July 14, 1999 by The Bonnybrook Trust, The Franklin Trust and The Dartmouth Trust (with share amounts adjusted to reflect subsequent stock dividends). The Bonnybrook Trust is the direct beneficial owner of 8,439.029 shares of our series B preferred stock; The Franklin Trust is the direct beneficial owner of 6,027.877 shares of our series B preferred stock; and The Dartmouth Trust is the direct beneficial owner of 12,055.760 shares of our series B preferred stock. The address of each of the foregoing persons is c/o The Beacon Companies, 2 Oliver Street, Boston, Massachusetts 02110. Alan M. Leventhal, one of our directors, is a trustee of each of the foregoing persons.

   Effective June 30, 1999, we consummated a restructuring that included the purchase of shares of our series B preferred stock by the Investors. As of the record date, there were 12,056,491.090 shares of our series B preferred stock outstanding. The Investors are entitled to vote their shares of our series B preferred stock on all matters voted on by the holders of our capital stock, except that special rules apply in the case of the election of our directors as described elsewhere in this proxy statement. Each share of our series B preferred stock held by the Investors entitles the holder to cast the same number of votes as the holder would have been able to cast if its shares were converted into shares of our class B common stock. On this "as converted" basis, the Investors held as of the record date approximately 45.5% of the voting power of our capital stock. A portion of the dividends paid to the Investors on their series B preferred stock is paid in additional shares of series B preferred stock. In addition, pursuant to the terms of a waiver we received from the lenders under our senior credit facility and our increasing rate loans facility in September 2001 and due to certain restrictions contained in subsequent amendments to such facilities, we are prohibited from paying the cash portion of the dividends on our series B preferred stock. Consequently, since October 1, 2001, we have been accruing additional dividends in shares of our series B preferred stock at the annual rate of 2% due to our failure to pay such cash dividends. Assuming we issue no other voting shares and assuming we continue to pay additional dividends in shares of our series B preferred stock as described above, the "as converted" voting power of the Investors would rise to approximately 53.7% by June 30, 2005.

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                                  PROPOSAL 2
            AMENDMENTS TO OUR RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF OUR CLASS A COMMON STOCK

   You are being asked to approve amendments to our restated certificate of incorporation that would effect a reverse stock split of our outstanding class A common stock (and our class B common stock, if any such shares are outstanding at the time the reverse stock split is implemented) at an exchange ratio of between one-for-two and one-for-ten.

   Our board of directors will determine the exact ratio based on prevailing market conditions at the time the reverse stock split is effected. You are being asked to approve a separate amendment to our restated certificate of incorporation corresponding to each of the possible reverse stock split ratios between two and ten, with our board of directors having the authority to give its final approval to only one (or none) of such amendments. By approving the proposed alternative amendments corresponding to each possible reverse stock split, you will be authorizing our board of directors to implement the reverse stock split at any time during the 12 month period following the approval of such amendments or to abandon the reverse split at any time. If we have not filed an amendment with the Delaware Secretary of State by the close of business on the last day of such 12 month period, our board of directors will either resolicit stockholder approval or abandon the reverse stock split.

   Copies of each of the proposed amendments to our restated certificate of incorporation are attached to this proxy statement as Appendix I.

Reasons for the Reverse Stock Split

   The trading price of our class A common stock decreased significantly in the aftermath of the September 11th terrorist attacks. As a result, on December 22, 2001, the New York Stock Exchange, or the NYSE, notified us that we were not in compliance with its continued listing requirements because the average closing price of our class A common stock was below $1.00 for a consecutive 30-day trading period. In anticipation of such notification, on December 19, 2001, certain of our executives met with NYSE representatives to present an overview of our current business plan. On January 10, 2002 and March 13, 2002, respectively, certain of our executives met again with NYSE representatives to update them on our business plan and to discuss our continued listing on the NYSE. According to the NYSE, it could commence suspension and delisting procedures unless by June 21, 2002 our class A common stock has both a $1.00 closing trading price per share and a $1.00 average trading price per share for the trailing consecutive 30-day trading period. However, under NYSE rules, if we are seeking stockholder approval for corporate action to cure the trading price condition, we may seek such approval at our annual meeting and implement the reverse stock split promptly after the annual meeting. In such case, the trading price condition will be deemed to be cured if the trading price promptly exceeds $1.00 per share and remains above such level for at least the following 30 trading days. In addition to compliance with the minimum trading price requirement, our continued listing on the NYSE is subject to our compliance with all of the other NYSE continued listing requirements. As of the date of this proxy statement, we are currently in compliance with all of the other NYSE continued listing requirements.

   In response to these events, we have examined and are continuing to examine numerous alternatives, including the following:

  . Effecting a reverse stock split of our class A common stock in one of the exchange ratios set forth above;

  . Continuing to pursue discussions with the NYSE in an attempt to reach an agreement upon the extension of the term of the cure period for the minimum trading price deficiency;

  . Listing our class A common stock on an exchange other than the NYSE, such as the American Stock Exchange; and

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

  . Monitoring the trading price of our class A common stock to see if the trading price will likely increase by a sufficient amount to cure the minimum trading price deficiency prior to the expiration of the cure period.

   We will continue to diligently examine all of our alternatives, including the foregoing alternatives.

   Our primary purpose in seeking stockholder approval for a reverse stock split is to provide us with the flexibility to implement a reverse stock split if we determine that we need to do so in order to increase the trading price of our class A common stock and regain compliance with the NYSE's continued listing standards. Our board of directors believes that if the proposed amendments are approved at the annual meeting and a reverse stock split is effected, we should regain compliance with the $1.00 per share minimum trading price required to remain listed on the NYSE. However, we cannot assure you that the trading price of our class A common stock following a reverse stock split will rise in exact proportion to the reduction in the number of outstanding shares of our class A common stock, or that any rise in our trading price will be maintained for any period of time. Also, we cannot assure you that a reverse stock split will lead to a sustained increase in the trading price of our class A common stock, that the trading price will remain above the minimum trading price required by the NYSE or that we will be able to continue to meet the other continued listing requirements of the NYSE. The trading price of our class A common stock may change due to a variety of other factors, some of which are unrelated to the number of shares outstanding, including, but not limited to, our operating results, factors related to our business and general market conditions.

   If our class A common stock is delisted from the NYSE, we may seek to list the class A common stock on the American Stock Exchange, or AMEX. In order to provide us with this flexibility, we filed a listing application with AMEX to list our class A common stock on such exchange. We can give you no assurance, however, that our class A common stock will be approved for listing on AMEX. We do not currently meet the minimum trading price required by AMEX's initial listing standards. However, AMEX has proposed certain changes to its initial listing standards which, if approved by the Securities and Exchange Commission, would waive the minimum trading price requirement in certain circumstances and allow a company to list on AMEX even though it does not meet the minimum trading price requirement. Even if such listing is approved by AMEX, our board of directors may decide that continued listing on the NYSE is in the best interests of our stockholders.

   Delisting from the NYSE could potentially decrease the liquidity of our class A common stock, which could reduce the trading price and increase the transaction costs of trading shares of our class A common stock. If our class A common stock were delisted from the NYSE and we were not able to list our class A common stock on AMEX or another exchange, it would likely be quoted in the "pink sheets" maintained by the National Quotation Bureau, Inc. or the OTC Bulletin Board maintained by Nasdaq. If our class A common stock is listed on the OTC Bulletin Board or the pink sheets, then the spread between the bid and ask price of shares of our class A common stock is likely to be greater than at present. As a result, you could also experience a greater degree of difficulty engaging in trades involving shares of our class A common stock. Assuming the proposed amendments to our restated certificate of incorporation are approved, we plan to take all reasonable actions to ensure that our class A common stock is listed on an exchange and not listed on the OTC Bulletin Board or the pink sheets.

   Our board of directors may also elect to effect a reverse stock split for reasons unrelated to our continued listing on the NYSE. We believe that the present market price of our class A common stock makes it less attractive to members of the financial community and the investing public. Many investors look upon stock with a low trading price as unduly speculative in nature and, as a matter of policy, avoid investment in such stocks. Certain policies and practices of the securities industry also may tend to discourage individual brokers within brokerage firms from dealing in lower-priced stocks. Some of those policies and practices involve time-consuming procedures that make the handling of lower-priced stocks economically unattractive. In addition, the structure of trading commissions tends to have an adverse impact upon holders of stock with a low trading price because the brokerage commission on a sale of low priced stock generally represents a higher percentage of the sales price than the commission on stock with a higher trading price. In addition, many brokerage houses do not permit low-priced stocks to be used as collateral for margin accounts. A reverse stock split may lessen these adverse effects if it results in a higher price per share for our class A common stock.

   Our board of directors has authorized and requested that you approve the reverse stock split in a proportion to be determined by the board of directors; and further that our board of directors be empowered to forego the implementation of the reverse stock split, if in the exercise of their fiduciary obligations our board of directors deems the reverse stock split not to be in your best interests.

Potential Effects of the Reverse Stock Split

   The immediate effect of a reverse stock split would be to reduce the number of shares of our class A common stock outstanding. This could potentially impact the liquidity of our class A common stock on the NYSE, especially in the case of larger block trades. A reverse stock split will probably also result in an increase in the trading price of our class A common stock. However, the effect of any reverse stock split upon the market price of our class A common stock cannot be predicted, and the history of reverse stock splits for companies in similar circumstances is varied. We cannot assure you that the trading price of our class A common stock after the reverse stock split will rise in exact proportion to the reduction in the number of outstanding shares of our class A common stock. Also, as stated above, we cannot assure you that a reverse stock split will lead to a sustained increase in the trading price of our class A common stock, that the trading price will remain above the minimum trading price required by the NYSE or that we will be able to continue to meet the other continued listing requirements of the NYSE. The trading price of our class A common stock may change due to a variety of other factors, some of which are unrelated to the number of shares outstanding, including, but not limited to, our operating results, factors related to our business and general market conditions.

   If the reverse stock split is implemented and the market price of our class A common stock declines, the percentage decline as an absolute number and as a percentage of our overall market capitalization may be greater than would occur in the absence of the reverse stock split. In addition, the reduced number of shares that would be outstanding after the reverse stock split will likely reduce the trading volume of our class A common stock.

   As a result of the reverse stock split, there will be a reduction in the number of shares of our class A common stock issued and outstanding, and an associated increase in the number of authorized shares that would be unissued and available for future issuance after the reverse stock split. These additional available shares could be used for any proper corporate purpose approved by our board of directors, including, among other purposes, future financing transactions.

   Effects on Your Ownership. If we implement a reverse stock split, the number of shares of our class A common stock held by you will be reduced by multiplying the number of shares held immediately before the reverse split by the exchange ratio, and then rounding up to the nearest whole share.

   The following table reflects the approximate number of shares of our class A common stock that would be outstanding as a result of each proposed reverse stock split, and the approximate percentage reduction in the number of outstanding shares, based on ________ shares of our class A common stock outstanding as of the record date for the annual meeting:

                                                       Approximate Number of
                                                     Shares of Class A Common
                            Percentage Reduction in   Stock to be Outstanding
     Proposed Reverse        Outstanding Shares of         following the
     Stock Split Ratio       Class A Common Stock       Reverse Stock Split
     -----------------       --------------------       -------------------
        One-for-Two                  50.0%                 ____________
       One-for-Three                 66.7%                 ____________
        One-for-Two                  50.0%                 ____________
       One-for-Four                  75.0%                 ____________
       One-for-Five                  80.0%                 ____________
        One-for-Six                  83.3%                 ____________
       One-for-Seven                 85.7%                 ____________
       One-for-Eight                 87.5%                 ____________
       One-for-Nine                  88.9%                 ____________
        One-for-Ten                  90.0%                 ____________

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

   The reverse stock split will affect our class A common stock uniformly and will not affect your percentage ownership interest in us or your proportionate voting power. In addition, if there are any shares of class B common stock outstanding on the date the reverse stock split is implemented, a reverse stock split will be implemented with respect to such shares in the same ratio as the class A common stock.

   Effect on Preferred Stock, Options, Restricted Unit Awards and Other Securities. If we implement a reverse stock split, all outstanding shares of our series A and series B preferred stock, stock options, restricted unit awards and other securities that entitle their holders to acquire shares of our class A common stock or class B common stock, as the case may be, will be adjusted, as provided by the terms of those securities and the second amendment and restatement of our 1997 incentive plan. The conversion price for our series A and series B preferred stock will be increased and the number of shares of our class A common stock or class B common stock, as the case may be, received upon conversion will be reduced proportionately. In addition, outstanding options and restricted unit awards will be reduced in the same ratio as the reduction in the number of outstanding shares of our class A common stock, and the per share exercise price of outstanding options will be increased in direct proportion to the reverse stock split ratio, so that the aggregate amount payable for the purchase of shares subject to options will remain unchanged. In addition, if the reverse stock split is implemented, appropriate adjustments will be made pursuant to the terms of our shareholder rights agreement, dated as of June 29, 1999, as amended.

   Other Effects on Outstanding Shares. The reverse stock split may result in some stockholders owning "odd-lots" of less than 100 shares of our class A common stock. Brokerage commissions and other costs of transactions in odd-lots may be higher than the costs of transactions in "round-lots" of even multiples of 100 shares.

   Our class A common stock is currently registered under Section 12(b) of the Securities Exchange Act of 1934, as amended, or the Exchange Act. As a result, we are subject to the periodic reporting and other requirements of the Exchange Act. A reverse stock split in any of the ratios set forth above will not affect the registration of our class A common stock under the Exchange Act. Our class B common stock is not currently registered under the Exchange Act, and no shares of our class B common stock are currently outstanding.

Procedure for Implementing the Reverse Stock Split and Exchanging the Stock Certificates

   If the proposed amendments to our restated certificate of incorporation are approved, our board of directors may elect whether or not to implement a reverse stock split at any time during the 12 month period following the approval of such amendments. We would implement the reverse stock split by filing an amendment to our restated certificate of incorporation with the Delaware Secretary of State, and the reverse stock split would become effective on the date of such filing.

   As of the effective date of the reverse stock split, each certificate representing shares of our class A common stock (or class B common stock, if any such shares are outstanding at the time the reverse stock split is implemented) before the reverse stock split would be deemed to evidence ownership of the reduced number of shares of our class A common stock (or class B common stock, if any such shares are outstanding at the time the reverse stock split is implemented) resulting from the reverse stock split.

   We expect that our transfer agent would act as the exchange agent for purposes of implementing the exchange of stock certificates. As soon as practicable after the effective date, you and holders of any securities convertible into shares of our class A common stock or class B common stock, as the case may be, would be notified of the effectiveness of the reverse stock split. If you are a stockholder of record, you would receive a letter of transmittal requesting that you surrender your stock certificate(s) for a stock certificate reflecting the adjusted number of shares as a result of the reverse stock split. If you hold your shares in a brokerage account or "street name", you would not be required to take any further actions to effect the exchange of your certificate(s). No new certificate would be issued to you until you have surrendered your outstanding certificate(s) together with the properly completed and executed letter of transmittal to the exchange agent. Until surrender, each certificate representing shares before the reverse stock split would continue to be valid and would represent the adjusted number of shares based on the exchange ratio of the reverse stock split, rounded up to the nearest whole share. You should not destroy any stock certificate and should not submit any certificates until you receive a letter of transmittal.

Fractional Shares

   We will not issue any fractional shares in connection with a reverse stock split. Instead, any fractional share resulting from the reverse stock split will be rounded up to the nearest whole share.

No Appraisal Rights

   No appraisal rights are available to you under the Delaware General Corporation Law or under our restated certificate of incorporation or our amended and restated bylaws if you dissent from this proposal. There may exist other rights or actions under state law for you if you are aggrieved by the reverse stock split generally.

Accounting Consequences

   The reverse stock split will not affect our results of operations. In addition, the reverse stock split will not affect the par value of our class A common stock or class B common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to our class A common stock (and class B common stock, if any such shares are outstanding at the time of the reverse stock split) will be reduced in proportion with the exchange ratio, and the additional paid-in capital account will be credited with the amount by which the stated capital is reduced. The per share net income or loss and net book value of our class A common stock (and class B common stock, if any such shares are outstanding at the time of the reverse stock split) will be increased because there will be fewer shares of our class A common stock (and class B common stock, if applicable) outstanding.

U.S. Federal Income Tax Consequences

   The following is a summary of the material U.S. federal income tax consequences of the reverse stock split and does not purport to be complete. It does not discuss any state, local, foreign or minimum income or other tax consequences. Also, it does not address the tax consequences to holders that are subject to special tax rules, including banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the provisions of the U.S. federal income tax law as of the date hereof, which is subject to change retroactively as well as prospectively. This summary also assumes that the shares are held as a "capital asset," as defined in the Internal Revenue Code of 1986, as amended (generally, property held for investment). The tax treatment of each stockholder may vary depending upon the particular facts and circumstances of the stockholder. You are urged to consult with your own tax advisor with respect to the consequences of the reverse stock split.

   No gain or loss should be recognized by you upon your exchange of shares pursuant to the reverse stock split. The aggregate tax basis of the shares received in the reverse stock split would be the same as the stockholder's aggregate tax basis in the shares exchanged. Your holding period for the shares would include the period during which you held the pre-split shares surrendered in the reverse stock split.

   Our beliefs regarding the tax consequences of the reverse stock split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of the reverse stock split may vary significantly as to each stockholder, depending upon the state in which he or she resides.

   Our board of directors recommends that you vote "FOR" the proposed amendments to our restated certificate of incorporation.

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

                                  PROPOSAL 3
              RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

   Our board of directors, upon the recommendation of our audit committee, has appointed PricewaterhouseCoopers LLP, independent certified public accountants, as the independent auditors of our financial statements for the year ending December 31, 2002. PricewaterhouseCoopers LLP has acted as our auditors since August 19, 1999.

   The fees billed to us by PricewaterhouseCoopers LLP for fiscal year 2001 were as follows:

   Audit Fees. PricewaterhouseCoopers LLP's fee for its audit of our financial statements for the year ended December 31, 2001 and its review of our quarterly financial statements for such year was $597,500, of which $287,898 was billed in fiscal year 2001.

   Financial Information Systems Design and Implementation Fees.
PricewaterhouseCoopers LLP did not bill us for any fees related to financial information systems design and implementation for the year ended December 31, 2001.

   All Other Fees. PricewaterhouseCoopers LLP billed us a total of $1,166,383 for services rendered that are not described above for the year ended December 31, 2001, including audit related services of $996,810 and non-audit related services, consisting of tax assistance services, of $169,573. The members of our audit committee believe that the payment of the "Other Fees" set forth above would not prohibit PricewaterhouseCoopers LLP from maintaining its independence.

   Our board of directors has decided to afford our stockholders the opportunity to express their opinions on the matter of our auditors, and, accordingly, is submitting to our stockholders at the annual meeting a proposal to ratify the appointment by our board of directors of PricewaterhouseCoopers LLP. If a majority of the votes represented by the shares of our class A common stock and our series B preferred stock present, in person or by proxy, and entitled to vote on this proposal are not voted in favor of the ratification of the appointment of PricewaterhouseCoopers LLP, our board of directors will interpret this as an instruction to seek other auditors. Our board of directors recommends that you vote "FOR" the ratification of the appointment of PricewaterhouseCoopers LLP as our independent auditors.

   It is expected that representatives of PricewaterhouseCoopers LLP will be present at the annual meeting and will be available to respond to appropriate questions. These representatives will be given an opportunity to make a statement if they desire to do so.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Crow Family Members

   During 2001, we recognized as revenue, hotel management and service fees in the aggregate amount of approximately $6.68 million from the partnerships owning the hotels listed below. Various descendants of Mr. and Mrs. Trammell Crow and various corporations, partnerships, trusts and other entities beneficially owned or controlled by such descendants hold an ownership interest in each of these hotels. We will refer to these descendants as the "Crow family members" in this proxy statement. We received these payments as reimbursements for certain administrative, tax, legal, accounting, finance, risk management, sales and marketing services that we provided to these hotels.

                                                                            2001 Aggregate
                                                                            Management and
               Hotel Partnership                           Hotel             Service Fees
----------------------------------------------- --------------------------- --------------
Anatole Hotel Investors, L.P.                   Wyndham Anatole               $3,087,197
Playhouse Square Hotel Limited Partnership      Wyndham Playhouse Square      $  543,925
MTD Associates                                  Wyndham Milwaukee Center      $  287,874
Hotel and Convention Center Partners I-XI, Ltd. Wyndham Palm Springs          $  771,488
Amgreen-Heritage Hotel Partnership, Ltd.        Wyndham Garden Hotel-Orange
                                                County                        $  694,309
Waterfront-Hotel Associates, S.E.               Wyndham Old San Juan          $1,296,072

   During 1996, certain of our former senior executive officers incurred indebtedness to Wyndham Finance Limited Partnership, or WFLP, a partnership owned by the Crow family members. Such promissory notes, which are payable to us, accrue interest at 6% per annum and are secured by the pledge of shares of our class A common stock held by the note obligor. As part of these former senior executive officers' amended employment agreements and separation agreements, the maturity dates of these notes were extended to dates ranging from July 31, 2004 through April 19, 2006. As of December 31, 2001, these promissory notes had an aggregate outstanding balance of $18.1 million including accrued interest.

   As of December 31, 2001, Wynright Insurance, an entity owned by the Crow family members, owed us $3.7 million.

   In 2001, we made payments in the aggregate amount of $288,000 to the Kinetic Group Limited Partnership, an entity 50% owned by Trammell Crow Company and 50% owned by an entity owned by the Crow family members. We made the payments pursuant to the terms of an agreement entered into following our purchase of the Kinetic Group Limited Partnership in August 2000.

   In August 2000, we amended our management agreement for the Wyndham Anatole Hotel, which is owned by a limited partnership owned by the Crow family members. This amendment, among other things, extended the termination date of the management agreement to August 31, 2020. In consideration for this amendment, we paid $67.0 million to the hotel owner and agreed to make certain other loans, investments and financial accommodations for the benefit of the hotel owner and the hotel. These other loans, investments and financial accommodations include:

  . extending the maturity date of a $10.0 million loan that we made to the hotel owner in 1997 from May 9, 2004 to the date that is 180 days after the management agreement expires or is terminated, which loan was made in connection with the renovation of the Trinity Hall exhibit hall located at the hotel;

  . our investment of $4.0 million in the hotel to convert a portion of the Verandah Club health club located at the hotel to a Golden Door City Spa;

  . an additional $10.0 million loan to the hotel owner for expansion of a ballroom and upgrades of meeting and exhibit space; and

  . our providing a $21.0 million letter of credit as partial security for the hotel's primary mortgage indebtedness and a preferred financial return to the hotel owner.

   The $4.0 million investment must be repaid from the hotel's health club and spa income, if any, in excess of specific target performance amounts. Any amounts not paid to us by August 31, 2020 or the date of any earlier termination of the management agreement will be canceled. The $10.0 million loan bears interest at 12% per annum. The loan must be repaid on the earlier of August 31, 2020 or the date on which the management agreement is terminated.

   Pursuant to a promissory note, we previously loaned $1,920,090 to WHC-LG Hotel Partners, LP, an entity owned by the Crow family members. The loan bears interest at 9.00% and matures in December 2005. As of December 31, 2001, principal and accrued interest in the amount of $2,424,784 remained outstanding on the loan.

   We previously advanced $473,450 to San Juan Associates, LP SE, an entity owned primarily by the Crow family members. The advance bears interest at 14.50% and is payable as the related hotel's cash flows permit. As of December 31, 2001, principal and accrued interest in the amount of $767,124 remained outstanding on the advance. We also advanced an additional $2,095,987 to San Juan Associates, LP SE. We are not accruing interest on this advance, which is payable when permanent financing becomes available.

Transactions with Certain of our Directors

   During 2001, we received hotel management fees in the aggregate amount of approximately $6.1 million from the owners of the hotels listed below in which Karim Alibhai, Rolf Ruhfus, Sherwood Weiser or Milton Fine holds an ownership interest.

                                                            2001
                                                          Aggregate
                                                         Management
                                                         and Service
            Karim Alibhai                                   Fees
            -------------                                -----------
            Days Inn Astrodome, Houston.................  $ 40,015
            Holiday Inn Stevens Point-Portage County, WI  $ 67,984
            Holiday Inn Astrodome, Houston..............  $160,295
            Sheraton Astrodome, Houston.................  $448,991
            Wyndham Miami-Biscayne Bay..................  $574,880
            Radisson Astrodome, Houston.................  $  7,892
            Radisson Acapulco...........................  $162,120
            Sheraton Edmonton...........................  $151,910
            Wyndham Montreal............................  $506,476

                                                            2001
                                                          Aggregate
                                                         Management
                                                         and Service
            Rolf Ruhfus                                     Fees
            -----------                                  -----------
            Summerfield Suites-Bridgewater..............  $174,487
            Summerfield Suites-Burlington...............  $144,446
            Summerfield Suites-Chicago Downtown.........  $130,698
            Summerfield Suites-Charlotte................  $ 87,667
            Summerfield Suites-Gaithersburg.............  $122,284
            Summerfield Suites-Pleasanton...............  $130,190
            Summerfield Suites-Scottsdale...............  $135,293

                                                         2001
                                                       Aggregate
                                                      Management
                                                      and Service
               Sherwood Weiser                           Fees
               ---------------                        -----------
               Holiday Inn Dayton Mall, Ohio......... $  182,565
               Sheraton University City, Philadelphia $  257,581
               Wyndham Miami-Biscayne Bay............ $  574,880

                                                         2001
                                                       Aggregate
                                                      Management
                                                      and Service
               Milton Fine                               Fees
               -----------                            -----------
               Marriott Reach Resort-Key West, FL.... $  396,602
               Marriott-Pittsburgh Airport........... $  137,834
               Embassy Suites Chicago................ $1,956,296


   In September 2000, we entered into a Memorandum of Understanding with an entity affiliated with Mr. Alibhai concerning receivables due to us from entities affiliated with Mr. Alibhai. As of December 31, 2001, six hotels in which Mr. Alibhai holds an ownership interest owed us approximately $4.6 million for management fees, service fees, and reimbursements.

   As of December 31, 2001, two hotels in which Mr. Weiser holds an ownership interest owed us approximately $2.6 million for management fees.

   Norman Brownstein, one of our directors, serves as chairman of Brownstein Hyatt & Farber P.C., a law firm that has advised us on certain matters related to litigation and real property transactions. During 2001, we paid Brownstein Hyatt & Farber, P.C. approximately $44,572 in legal fees.

   Messrs. Alibhai and Weiser may each be deemed to have shared beneficial ownership of 48.4% of the outstanding common stock of Interstate Hotels Company, or Interstate, by virtue of their indirect control of certain partnerships that own preferred stock and notes convertible into 48.4% of the outstanding common stock of Interstate. We previously held a 55% preferred interest in Interstate Hotel, LLC, or IHC, LLC, a significant subsidiary of Interstate. On July 12, 2001, IHC, LLC, pursuant to a redemption agreement, called for the redemption of our preferred interest in IHC, LLC. In consideration for this redemption, we received $8.25 million in cash and two promissory notes in the amounts of $750,000 and $3.7 million, respectively. The notes bear interest at 9.75% and mature on July 1, 2002 and July 1, 2004, respectively.

   In connection with the merger of Interstate and Patriot, Interstate, Patriot, Mr. Fine and certain other parties entered into a shareholders agreement, dated December 2, 1997. Pursuant to the terms of the shareholders agreement, Patriot must indemnify Mr. Fine for certain tax liabilities until December 2, 2007 or Mr. Fine's death, whichever occurs first.

   In connection with the sale on August 16, 1996 of certain property to us from an entity affiliated with Mr. Alibhai, we granted the entity affiliated with Mr. Alibhai a profit participation interest. If we sell, exchange or enter into a similar transaction with respect to the property and receive the minimum return set forth in the governing agreement, the entity affiliated with Mr. Alibhai will be entitled to receive 25% of the proceeds in excess of the minimum return.

   In September 2000, we entered into a consulting agreement, which has a term of three years, with Lynn Swann. Pursuant to the terms of the consulting agreement, Mr. Swann agreed to, among other things, make a certain number of personal appearances on our behalf as well as make himself available for a certain number of advertisements in order to promote us. In return for his services, we must pay Mr. Swann $200,000 per year. In addition, on September 1, 2000, we granted Mr. Swann an option to purchase 125,000 shares of our class A common stock at an exercise price of $2.19 per share. The option vests in three equal installments on the first, second and third anniversaries of the date of grant.

   One of our indirect subsidiaries, GAH-II, L.P., or GAH, owns legal title to a 79% limited partnership interest in Braeswood Hospitality, L.P., or Braeswood, and to 100% of the common stock of Braeswood Operating Corporation, or Braeswood GP, the sole general partner of Braeswood. GAH became one of our subsidiaries pursuant to transactions concluded in 1997 and 1998. In 1994, before our involvement, Braeswood became the sublessee of a hotel in Houston, Texas, and executed a promissory note. GAH guaranteed the sublease and entered into a management agreement for the hotel with Braeswood. In September 1995, Patriot American Hospitality, L.P., an affiliate of William L. Mack and now known as Patriot American Hotel Notes Partnership, L.P., or PAH, sold its 50% interest in GAH to CHC REIT Management Corporation, or CRMC, which at that time was not affiliated with us. PAH and the other owner of GAH at the time, Gencom Hospitality, L.P., or Gencom, an affiliate of Mr. Alibhai, gave several indemnities whereby each of PAH and Gencom agreed to restore to GAH 50% of any losses sustained in respect of Braeswood's obligations. Also as part of that transaction, GAH terminated its management agreement with Braeswood and agreed that it was holding title to its interests in Braeswood and Braeswood GP for the benefit of Gencom and PAH. Gencom also assumed responsibility for the operation and management of Braeswood. In 1998, one of our subsidiaries acquired the parent of CRMC and thus succeeded to the rights of CRMC in respect of the September 1995 indemnities from PAH and Gencom. Additionally, in September 1997, as part of our acquisition of the interests of Mr. Alibhai and certain of his affiliates in GAH, PAH and Mr. Alibhai, as successor to Gencom, reaffirmed their respective September 1995 indemnities and Mr. Alibhai gave an additional indemnity to us in respect of losses with respect to Braeswood and Braeswood GP attributable to the interest in GAH then being acquired. In October 2001, the sublessor under the sublease to Braeswood and holder of the note from Braeswood brought suit against us asserting claims of approximately $2.65 million with respect to breach of the sublease and nonpayment of the note. Certain of our subsidiaries are actively pursuing their rights under the foregoing indemnities.

Loans to Certain of our Executive Officers

   In 1999, in connection with his employment agreement, we loaned Mr. Kleisner $500,000 pursuant to a recourse note for use in purchasing a residence in Dallas, Texas. The note bears no interest. In 1999, in connection with his employment agreement, we loaned Mr. Kleisner $850,000 pursuant to a non-recourse, no personal liability note. The note bears interest at a rate equal to the rate on our senior credit facility. In 2001, we loaned Mr. Kleisner $665,000 pursuant to a non-recourse, no personal liability note that bears interest at 5.07% per annum. As of December 31, 2001, principal and accrued interest in the amount of $2.0 million remained outstanding on these loans.

   In 2000, in connection with his employment agreement, we loaned Mr. Teng $1.0 million pursuant to a recourse note. The note bears interest at a rate equal to the rate on our senior credit facility. Pursuant to the terms of his employment agreement, subject to Mr. Teng's continuing employment, we have agreed to forgive the principal amount of the note and all accrued but unpaid interest on such forgiven principal amount in equal monthly installments over a three-year period. As of December 31, 2001, principal and accrued interest in the amount of $444,447 remained outstanding on the loan.

   In 2001, in connection with his employment agreement, we loaned Mr. Champ $250,000 pursuant to a recourse note. The note bears no interest. Pursuant to the terms of his employment agreement, subject to Mr. Champ's continuing employment, we have agreed to forgive the principal amount of the note in equal annual installments over a five-year period. In addition, we also loaned Mr. Champ $450,000 pursuant to a non-recourse, no personal liability note. The note bears interest at a rate equal to the rate on our senior credit facility. As of December 31, 2001, principal and accrued interest in the amount of $700,000 remained outstanding on these loans.

Apollo Investors

   During 2001, we recognized as revenue hotel management and service fees in the aggregate amount of $1.4 million from the hotels listed below in which certain entities affiliated with the Apollo Investors hold an ownership interest.

                                                2001 Aggregate
                                                Management and
                                                 Service Fees
                                                --------------
                 Holiday Inn Astrodome, Houston    $160,295
                 Radisson Astrodome, Houston...    $  7,892
                 Wyndham Palm Springs..........    $771,488
                 Wyndham St. Anthony...........    $418,114

   In 2000, we entered into a time share agreement with Tempus Resorts International, Ltd., or Tempus, an entity affiliated with the Apollo Investors. The time share operates under the name Wyndham Vacation Club. We have not paid any cash to Tempus in connection with the Wyndham Vacation Club as of the date of this proxy statement.

   In 2000, we entered into a contract with Rare Medium, Inc., a company in which certain entities affiliated with the Apollo Investors hold an equity interest. Under this contract, Rare Medium, Inc. will, on a project basis, provide software, services related to e-commerce, and similar technology to us. The agreement has a three-year term but may be terminated by us at any time. During 2001, we paid Rare Medium, Inc. fees totaling $2.6 million for software and services provided.

Series B Preferred Stock Investors

   Pursuant to a securities purchase agreement, dated February 18, 1999, by and among us, the Investors and the other parties thereto, we must indemnify the Investors for any breach of the representations, warranties and covenants contained in the securities purchase agreement. As of the date of this proxy statement, most of the representations, warranties and covenants contained in the securities purchase agreement have expired. Our remaining indemnification obligations are subject to certain threshold amounts that must be surpassed before a claim for indemnification can be made. To the extent we must indemnify the Investors, the conversion price of our series B preferred stock will be reduced pursuant to the terms of the certificate of designation for our series B preferred stock, subject to certain enumerated exceptions.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Exchange Act requires our directors and officers, and persons who own more than 10% of our class A common stock, to file with the Securities and Exchange Commission, or Commission, initial reports of class A common stock ownership and reports of changes in such ownership. A reporting person must file a Form 3-Initial Statement of Beneficial Ownership of Securities within 10 days after such person becomes a reporting person. A reporting person must file a Form 4-Statement of Changes of Beneficial Ownership of Securities within 10 days after any month in which such person's beneficial ownership of securities changes, except for certain changes exempt from the reporting requirements of Form 4. Such exempt changes include stock options granted under a plan qualifying pursuant to Rule 16b-3 under the Exchange Act. A reporting person must file a Form 5-Annual Statement of Beneficial Ownership of Securities within 45 days after the end of the issuer's fiscal year to report any changes in ownership during such year not reported on a Form 4, including changes exempt from the reporting requirements of Form 4.

   The Commission's rules require our reporting persons to furnish us with copies of all Section 16(a) reports that they file. Based solely upon a review of the copies of such reports furnished to us and written representations that no other reports were required, we believe that during 2001 the reporting persons complied with all applicable Section 16(a) filing requirements on a timely basis, except for a Form 5 due in February 2001 for Mr. Alibhai and a Form 4 and a Form 5 due in February 2001 for Mr. Kleisner, each of which was filed late.

             STOCKHOLDER PROPOSALS FOR NEXT YEAR'S ANNUAL MEETING

   In order for stockholder proposals which are submitted pursuant to Rule 14a-8 of the Exchange Act to be considered for inclusion in our proxy statement for the 2003 annual meeting, they must be received by our secretary at our principal executive office no later than ________, 200_.

   A stockholder who otherwise intends to present business at the 2003 annual meeting of stockholders must also comply with the requirements set forth in our amended and restated bylaws, which state, among other things, that to bring business before an annual meeting, a stockholder must give written notice that complies with our amended and restated bylaws to our secretary at our principal executive office not less than 75 days nor more than 105 days in advance of the anniversary date of the 2002 annual meeting. Thus, a notice of a stockholder proposal for the 2003 annual meeting, submitted other than pursuant to Rule 14a-8, will be untimely if received by us before February 19, 2003 or after March 21, 2003. As to any such proposals, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless we receive notice of the matter to be proposed after February 19, 2003 or before March 21, 2003. Even if proper notice is received on a timely basis, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter to the extent permitted under Rule 14a-4(c)(2) of the Securities Exchange Act of 1934, as amended.

                                          By order of our Board of Directors,

                                          Fred Kleisner
                                          Chairman of the Board of Directors
                                            and Chief Executive Officer

____________, 2002
Dallas, Texas

                              FORM OF AMENDMENT FOR
                         ONE-FOR-TWO REVERSE STOCK SPLIT

                            CERTIFICATE OF AMENDMENT
                                 TO THE RESTATED
                         CERTIFICATE OF INCORPORATION OF
                           WYNDHAM INTERNATIONAL, INC.

     Wyndham International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the Corporation is Wyndham International, Inc. and the date of the filing of its Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was June 29, 1999.

     SECOND: The Certificate of Incorporation is hereby amended by this Certificate of Amendment as follows:

          (A) The preamble of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

               "The Corporation shall have the authority to issue 750,000,000 shares of Class A Common Stock, 750,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), and 150,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The Class A Common Stock and Class B Common Stock are herein referred to collectively as the "Common Stock." Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               Upon the effectiveness (the "Effective Date") of the Certificate of Amendment to the Restated Certificate of Incorporation containing this paragraph, every two (2) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Date and every two
          (2) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be combined and changed into and automatically become one (1) outstanding share of Class A Common Stock and one (1) outstanding share of Class B Common Stock, respectively (the "Reverse Split"), and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional shares shall be issued in connection with the Reverse Split. Instead, all shares of Class A Common Stock or Class B Common Stock, as the case may be, that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share of Class A Common Stock or Class B Common Stock, as the case may be.

               The rights, preferences, voting powers and the qualifications, limitations and restrictions of the authorized stock shall be as follows:"

     THIRD: Said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on ___________, 200_.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed on this ___ day of _____________, 200_.


                        WYNDHAM INTERNATIONAL, INC.

                        By:
                           ----------------------------------------------------
                           Name:
                                 ----------------------------------------------
                           Title:
                                  ---------------------------------------------

                              FORM OF AMENDMENT FOR
                        ONE-FOR-THREE REVERSE STOCK SPLIT

                            CERTIFICATE OF AMENDMENT
                                 TO THE RESTATED
                         CERTIFICATE OF INCORPORATION OF
                           WYNDHAM INTERNATIONAL, INC.


     Wyndham International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the Corporation is Wyndham International, Inc. and the date of the filing of its Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was June 29, 1999.

     SECOND: The Certificate of Incorporation is hereby amended by this Certificate of Amendment as follows:

          (A) The preamble of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

               "The Corporation shall have the authority to issue 750,000,000 shares of Class A Common Stock, 750,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), and 150,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The Class A Common Stock and Class B Common Stock are herein referred to collectively as the "Common Stock." Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               Upon the effectiveness (the "Effective Date") of the Certificate of Amendment to the Restated Certificate of Incorporation containing this paragraph, every three (3) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Date and every three (3) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be combined and changed into and automatically become one (1) outstanding share of Class A Common Stock and one (1) outstanding share of Class B Common Stock, respectively (the "Reverse Split"), and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional shares shall be issued in connection with the Reverse Split. Instead, all shares of Class A Common Stock or Class B Common Stock, as the case may be, that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share of Class A Common Stock or Class B Common Stock, as the case may be.

               The rights, preferences, voting powers and the qualifications, limitations and restrictions of the authorized stock shall be as follows:"

     THIRD: Said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on ___________, 200_.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed on this ___ day of _____________, 200_.

                                  WYNDHAM INTERNATIONAL, INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                              FORM OF AMENDMENT FOR
                        ONE-FOR-FOUR REVERSE STOCK SPLIT

                            CERTIFICATE OF AMENDMENT
                                 TO THE RESTATED
                         CERTIFICATE OF INCORPORATION OF
                           WYNDHAM INTERNATIONAL, INC.

     Wyndham International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the Corporation is Wyndham International, Inc. and the date of the filing of its Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was June 29, 1999.

     SECOND: The Certificate of Incorporation is hereby amended by this Certificate of Amendment as follows:

          (A) The preamble of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

               "The Corporation shall have the authority to issue 750,000,000 shares of Class A Common Stock, 750,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), and 150,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The Class A Common Stock and Class B Common Stock are herein referred to collectively as the "Common Stock." Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               Upon the effectiveness (the "Effective Date") of the Certificate of Amendment to the Restated Certificate of Incorporation containing this paragraph, every four (4) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Date and every four
          (4) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be combined and changed into and automatically become one (1) outstanding share of Class A Common Stock and one (1) outstanding share of Class B Common Stock, respectively (the "Reverse Split"), and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional shares shall be issued in connection with the Reverse Split. Instead, all shares of Class A Common Stock or Class B Common Stock, as the case may be, that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share of Class A Common Stock or Class B Common Stock, as the case may be.

               The rights, preferences, voting powers and the qualifications, limitations and restrictions of the authorized stock shall be as follows:"

     THIRD: Said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on ___________, 200_.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed on this ___ day of _____________, 200_.


                               WYNDHAM INTERNATIONAL, INC.

                               By:
                                   --------------------------------------------
                                    Name:
                                          -------------------------------------
                                    Title:
                                           ------------------------------------

                              FORM OF AMENDMENT FOR
                        ONE-FOR-FIVE REVERSE STOCK SPLIT

                            CERTIFICATE OF AMENDMENT
                                 TO THE RESTATED
                         CERTIFICATE OF INCORPORATION OF
                           WYNDHAM INTERNATIONAL, INC.

     Wyndham International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the Corporation is Wyndham International, Inc. and the date of the filing of its Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was June 29, 1999.

     SECOND: The Certificate of Incorporation is hereby amended by this Certificate of Amendment as follows:

          (A) The preamble of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

               "The Corporation shall have the authority to issue 750,000,000 shares of Class A Common Stock, 750,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), and 150,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The Class A Common Stock and Class B Common Stock are herein referred to collectively as the "Common Stock." Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               Upon the effectiveness (the "Effective Date") of the Certificate of Amendment to the Restated Certificate of Incorporation containing this paragraph, every five (5) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Date and every five
          (5) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be combined and changed into and automatically become one (1) outstanding share of Class A Common Stock and one (1) outstanding share of Class B Common Stock, respectively (the "Reverse Split"), and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional shares shall be issued in connection with the Reverse Split. Instead, all shares of Class A Common Stock or Class B Common Stock, as the case may be, that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share of Class A Common Stock or Class B Common Stock, as the case may be.

               The rights, preferences, voting powers and the qualifications, limitations and restrictions of the authorized stock shall be as follows:"

     THIRD: Said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on ___________, 200_.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed on this ___ day of _____________, 200_.

                                  WYNDHAM INTERNATIONAL, INC.

                                  By:
                                     -------------------------------------------
                                     Name:
                                           -------------------------------------
                                     Title:
                                           -------------------------------------

                              FORM OF AMENDMENT FOR
                         ONE-FOR-SIX REVERSE STOCK SPLIT

                            CERTIFICATE OF AMENDMENT
                                 TO THE RESTATED
                         CERTIFICATE OF INCORPORATION OF
                           WYNDHAM INTERNATIONAL, INC.

     Wyndham International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the Corporation is Wyndham International, Inc. and the date of the filing of its Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was June 29, 1999.

     SECOND: The Certificate of Incorporation is hereby amended by this Certificate of Amendment as follows:

          (A) The preamble of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

               "The Corporation shall have the authority to issue 750,000,000 shares of Class A Common Stock, 750,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), and 150,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The Class A Common Stock and Class B Common Stock are herein referred to collectively as the "Common Stock." Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               Upon the effectiveness (the "Effective Date") of the Certificate of Amendment to the Restated Certificate of Incorporation containing this paragraph, every six (6) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Date and every six
          (6) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be combined and changed into and automatically become one (1) outstanding share of Class A Common Stock and one (1) outstanding share of Class B Common Stock, respectively (the "Reverse Split"), and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional shares shall be issued in connection with the Reverse Split. Instead, all shares of Class A Common Stock or Class B Common Stock, as the case may be, that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share of Class A Common Stock or Class B Common Stock, as the case may be.

               The rights, preferences, voting powers and the qualifications, limitations and restrictions of the authorized stock shall be as follows:"

     THIRD: Said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on ___________, 200_.


                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed on this ___ day of _____________, 200_.


                     WYNDHAM INTERNATIONAL, INC.

                     By:
                          ---------------------------------------------------
                          Name:
                                ----------------------------------------------
                          Title:
                                 ---------------------------------------------

                              FORM OF AMENDMENT FOR
                        ONE-FOR-SEVEN REVERSE STOCK SPLIT

                            CERTIFICATE OF AMENDMENT
                                 TO THE RESTATED
                         CERTIFICATE OF INCORPORATION OF
                           WYNDHAM INTERNATIONAL, INC.

     Wyndham International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the Corporation is Wyndham International, Inc. and the date of the filing of its Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was June 29, 1999.

     SECOND: The Certificate of Incorporation is hereby amended by this Certificate of Amendment as follows:

          (A) The preamble of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

               "The Corporation shall have the authority to issue 750,000,000 shares of Class A Common Stock, 750,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), and 150,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The Class A Common Stock and Class B Common Stock are herein referred to collectively as the "Common Stock." Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               Upon the effectiveness (the "Effective Date") of the Certificate of Amendment to the Restated Certificate of Incorporation containing this paragraph, every seven (7) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Date and every seven (7) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be combined and changed into and automatically become one (1) outstanding share of Class A Common Stock and one (1) outstanding share of Class B Common Stock, respectively (the "Reverse Split"), and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional shares shall be issued in connection with the Reverse Split. Instead, all shares of Class A Common Stock or Class B Common Stock, as the case may be, that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share of Class A Common Stock or Class B Common Stock, as the case may be.

               The rights, preferences, voting powers and the qualifications, limitations and restrictions of the authorized stock shall be as follows:"

     THIRD: Said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on ___________, 200_.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed on this ___ day of _____________, 200_.

                                WYNDHAM INTERNATIONAL, INC.

                                By:
                                   ---------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                              FORM OF AMENDMENT FOR
                        ONE-FOR-EIGHT REVERSE STOCK SPLIT

                            CERTIFICATE OF AMENDMENT
                                 TO THE RESTATED
                         CERTIFICATE OF INCORPORATION OF
                           WYNDHAM INTERNATIONAL, INC.

     Wyndham International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the Corporation is Wyndham International, Inc. and the date of the filing of its Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was June 29, 1999.

     SECOND: The Certificate of Incorporation is hereby amended by this Certificate of Amendment as follows:

          (A) The preamble of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

               "The Corporation shall have the authority to issue 750,000,000 shares of Class A Common Stock, 750,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), and 150,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The Class A Common Stock and Class B Common Stock are herein referred to collectively as the "Common Stock." Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               Upon the effectiveness (the "Effective Date") of the Certificate of Amendment to the Restated Certificate of Incorporation containing this paragraph, every eight (8) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Date and every eight (8) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be combined and changed into and automatically become one (1) outstanding share of Class A Common Stock and one (1) outstanding share of Class B Common Stock, respectively (the "Reverse Split"), and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional shares shall be issued in connection with the Reverse Split. Instead, all shares of Class A Common Stock or Class B Common Stock, as the case may be, that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share of Class A Common Stock or Class B Common Stock, as the case may be.

               The rights, preferences, voting powers and the qualifications, limitations and restrictions of the authorized stock shall be as follows:"

     THIRD: Said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on ___________, 200_.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed on this ___ day of _____________, 200_.

                                WYNDHAM INTERNATIONAL, INC.

                                By:
                                   ---------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                              FORM OF AMENDMENT FOR
                        ONE-FOR-NINE REVERSE STOCK SPLIT

                            CERTIFICATE OF AMENDMENT
                                 TO THE RESTATED
                         CERTIFICATE OF INCORPORATION OF
                           WYNDHAM INTERNATIONAL, INC.

     Wyndham International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the Corporation is Wyndham International, Inc. and the date of the filing of its Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was June 29, 1999.

     SECOND: The Certificate of Incorporation is hereby amended by this Certificate of Amendment as follows:

          (A) The preamble of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

               "The Corporation shall have the authority to issue 750,000,000 shares of Class A Common Stock, 750,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), and 150,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The Class A Common Stock and Class B Common Stock are herein referred to collectively as the "Common Stock." Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               Upon the effectiveness (the "Effective Date") of the Certificate of Amendment to the Restated Certificate of Incorporation containing this paragraph, every nine (9) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Date and every nine
          (9) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be combined and changed into and automatically become one (1) outstanding share of Class A Common Stock and one (1) outstanding share of Class B Common Stock, respectively (the "Reverse Split"), and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional shares shall be issued in connection with the Reverse Split. Instead, all shares of Class A Common Stock or Class B Common Stock, as the case may be, that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share of Class A Common Stock or Class B Common Stock, as the case may be.

               The rights, preferences, voting powers and the qualifications, limitations and restrictions of the authorized stock shall be as follows:"

     THIRD: Said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on ___________, 200_.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed on this ___ day of _____________, 200_.

                                WYNDHAM INTERNATIONAL, INC.

                                By:
                                   ---------------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                              FORM OF AMENDMENT FOR
                         ONE-FOR-TEN REVERSE STOCK SPLIT

                            CERTIFICATE OF AMENDMENT
                                 TO THE RESTATED
                         CERTIFICATE OF INCORPORATION OF
                           WYNDHAM INTERNATIONAL, INC.

     Wyndham International, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the "Corporation"), does hereby certify as follows:

     FIRST: The name of the Corporation is Wyndham International, Inc. and the date of the filing of its Restated Certificate of Incorporation (the "Certificate of Incorporation") with the Secretary of State of the State of Delaware was June 29, 1999.

     SECOND: The Certificate of Incorporation is hereby amended by this Certificate of Amendment as follows:

          (A) The preamble of Article IV of the Certificate of Incorporation is hereby deleted and replaced in its entirety with the following:

               "The Corporation shall have the authority to issue 750,000,000 shares of Class A Common Stock, 750,000,000 shares of Class B common stock, par value $.01 per share (the "Class B Common Stock"), and 150,000,000 shares of preferred stock, par value $.01 per share (the "Preferred Stock"). The Class A Common Stock and Class B Common Stock are herein referred to collectively as the "Common Stock." Except as otherwise provided herein, all shares of Class A Common Stock and Class B Common Stock will be identical and will entitle the holders thereof to the same rights and privileges.

               Upon the effectiveness (the "Effective Date") of the Certificate of Amendment to the Restated Certificate of Incorporation containing this paragraph, every ten (10) shares of Class A Common Stock issued and outstanding immediately prior to the Effective Date and every ten
          (10) shares of Class B Common Stock issued and outstanding immediately prior to the Effective Date will be combined and changed into and automatically become one (1) outstanding share of Class A Common Stock and one (1) outstanding share of Class B Common Stock, respectively (the "Reverse Split"), and the authorized shares of the Corporation shall remain as set forth in this Certificate of Incorporation. No fractional shares shall be issued in connection with the Reverse Split. Instead, all shares of Class A Common Stock or Class B Common Stock, as the case may be, that are held by a stockholder will be aggregated subsequent to the Reverse Split and each fractional share resulting from such aggregation held by a stockholder shall be rounded up to the nearest whole share of Class A Common Stock or Class B Common Stock, as the case may be.

               The rights, preferences, voting powers and the qualifications, limitations and restrictions of the authorized stock shall be as follows:"

     THIRD: Said amendment was duly adopted in accordance with the provisions of
Section 242 of the General Corporation Law of the State of Delaware.

     FOURTH: This Certificate of Amendment shall be effective at 4:30 p.m. Eastern Standard Time on ___________, 200_.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the undersigned has caused this Certificate of Amendment to be signed on this ___ day of _____________, 200_.


                         WYNDHAM INTERNATIONAL, INC.

                         By:
                              -------------------------------------------------
                           Name:
                                 ----------------------------------------------
                           Title:
                                  ---------------------------------------------

                          WYNDHAM INTERNATIONAL, INC.
                        1950 Stemmons Freeway, Suite 6001
                               Dallas, Texas 75207

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         OF WYNDHAM INTERNATIONAL, INC.

         I hereby appoint Fred J. Kleisner and Mark Chloupek, and each of them, proxies, with the full power of substitution and resubstitution, and hereby authorize them to represent me and to vote for me, as designated on the reverse side, at the annual meeting (the "Annual Meeting") of Wyndham International, Inc., a Delaware corporation ("Wyndham"), to be held on June 11, 2002, at 10:00 a.m., Dallas time, at the Wyndham Anatole at 2201 Stemmons Freeway, Dallas, Texas 75207, and at any postponement or any adjournment thereof.

         This proxy, when properly executed, will be voted in the manner directed below, or if no direction is indicated below, in accordance with the recommendation of the Board of Directors on each proposal. This proxy will be voted, in the discretion of the proxyholder, upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE FOLLOWING:

(1)      The election of directors:

              FOR                 WITHHOLD AUTHORITY            *EXCEPTIONS
         all nominees             to vote for all
         listed below           nominees listed below
              [ ]                         [ ]                        [ ]

         Nominees for Class A-III Directors: Karim Alibhai, Milton Fine and Susan T. Groenteman

         Nominee for Class C-III Director: Stephen T. Clark

         (INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

         *Exceptions
                     -----------------------------------------------------------

(2) The proposal to consider and approve the proposed amendments to Wyndham's restated certificate of incorporation to enable Wyndham to effect a reverse stock split of its outstanding class A common stock by a ratio of between one-for-two and one-for-ten. Wyndham's board of directors would retain discretion to elect to implement one of the proposed amendments, or to elect not to implement any of them.

           FOR                      AGAINST                    ABSTAIN
           [ ]                        [ ]                        [ ]

(3) The proposal to ratify the appointment by Wyndham's board of directors of PricewaterhouseCoopers LLP as Wyndham's independent auditors for the 2002 fiscal year:

           FOR                      AGAINST                    ABSTAIN
           [ ]                        [ ]                        [ ]

         The undersigned hereby acknowledges receipt of the Proxy Statement dated ___________, 2002 and hereby revokes any proxy or proxies heretofore given to vote at the Annual Meeting or any adjournment thereof.

   (PLEASE DATE, SIGN AND RETURN THIS PROXY IN THE ENCLOSED SELF-ADDRESSED AND
                              POSTMARKED ENVELOPE)


Signature:                                          Date:                 , 2002
          -------------------------------------            --------------
Name:
     ------------------------------------------
                  (Please print)